As filed with the Securities and Exchange Commission on April 26, 2019
File No. 2-31640
File No. 811-01807

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 86	☒
and/or
REGISTRATION STATEMENT UNDER THE	☒
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 84

Value Line Larger Companies Focused Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
7 Times Square, 21st Floor,
New York, New York 10036-6524
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 907-1900
Mitchell E. Appel
Value Line Larger Companies Fund, Inc.
7 Times Square, 21st Floor,
New York, New York 10036-6524
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box)
☐
immediately upon filing pursuant to paragraph (b)

☒
on May 1, 2019 pursuant to paragraph (b)

☐
60 days after filing pursuant to paragraph (a)(1)

☐
75 days after filing pursuant to paragraph (a)(2)

☐
on (date) pursuant to paragraph (a)(1)

☐
on (date) pursuant to paragraph (a)(2) of Rule 485

Value Line Mid Cap Focused Fund, Inc.
Investor Class	(Ticker Symbol: VLIFX)
Institutional Class	(Ticker Symbol: VLMIX)
Value Line Capital Appreciation Fund, Inc.
Investor Class	(Ticker Symbol: VALIX)
Institutional Class	(Ticker Symbol: VLIIX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class	(Ticker Symbol: VALLX)
Institutional Class	(Ticker Symbol: VLLIX)
Value Line Premier Growth Fund, Inc.
Investor Class	(Ticker Symbol: VALSX)

PROSPECTUS
May 1, 2019

Beginning May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can contact the Fund to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Fund.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

Summary Sections
Value Line Mid Cap Focused Fund Summary Page 3
Value Line Capital Appreciation Fund Summary Page 9
Value Line Larger Companies Focused Fund Summary Page 17
Value Line Premier Growth Fund Summary Page 23
Additional Information Regarding Principal Investment Strategies
Value Line Mid Cap Focused Fund Page 28
Value Line Capital Appreciation Fund Page 30
Value Line Larger Companies Focused Fund Page 32
Value Line Premier Growth Fund Page 34
All Funds - Additional Information Regarding Non-Principal Investment Strategies
Non-principal investment strategies Page 35
Additional Information Regarding Principal Risks
The principal risks of investing in the Funds Page 36
Who Manages the Funds
Investment Adviser Page 41
Management fees Page 41
Portfolio management Page 42
About Your Account
How to choose a share class Page 43
How to buy shares Page 46
How to sell shares Page 48
Frequent purchases and redemptions of Fund shares Page 51
Special services Page 52
Dividends, distributions and taxes Page 52
Financial Highlights
Financial Highlights Page 55

VALUE LINE MID CAP FOCUSED FUND SUMMARY
Investment objectives
The Fund’s sole investment objective is long-term growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Institutional Class shares of the Fund, which are not reflected in the tables or the Example below. Please contact your financial intermediary about whether such a commission may apply to your transaction.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees	0.63%	0.63%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.30%	3.34%
Total Annual Fund Operating Expenses	1.18%	3.97%
Less Fee Waiver and Expense Reimbursement	0.00%	-3.04%(1)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.18%	0.93%
(1)
EULAV Asset Management (the “Adviser”) and EULAV Securities LLC, the Fund’s principal underwriter (the “Distributor”), have agreed to permanently waive certain class-specific fees and/or pay certain class-specific expenses incurred by the Institutional Class so that the Institutional Class bears its class-specific fees and expenses at the same percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from assets attributable to the Institutional Class the reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s expense ratio is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver/reimbursement occurred. The Expense Limitation can be terminated only with the agreement of the Fund’s board.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waiver and expense reimbursement is never terminated by the Fund’s Board. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$120	$375	$649	$1,432
Institutional Class	$95	$296	$515	$1,143
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal investment strategies of the Fund
To achieve the Fund’s investment objective, the Adviser invests substantially all of the Fund’s net assets in common stocks. Under normal circumstances, the Adviser invests at least 80% of the Fund’s assets in common stocks and other equity securities of mid-sized companies (the “80% Policy”). The Fund considers companies to be mid-sized if they have market capitalizations between $3 billion and $20 billion at the time of purchase. The 80% policy can be changed without shareholder approval upon at least 60 days, prior written notice. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 25 to 50 companies. The Fund is actively managed by the Adviser, which seeks to purchase mid-cap growth companies that generally have strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. There are no set limitations on the sector weightings of the Fund’s investments, and the Fund may invest in companies that have smaller or larger capitalizations than mid-sized companies. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) to assist in selecting securities for purchase. The Ranking System is a proprietary quantitative system that compares an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe followed by the Ranking System consists of stocks of approximately 1,700 companies accounting for approximately 90% of the market capitalization of all stocks traded on the U.S. securities exchanges. All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets or on the Toronto Stock Exchange.
The Adviser may sell securities for a variety of reasons, including when a company’s business fundamentals deteriorate or a company’s valuation has become less attractive in relationship to the company’s future growth prospects. Other reasons include to secure gains, limit losses or redeploy assets into more promising investment opportunities.

The Adviser has discretion in managing the Fund, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness taking into account the potential risk and reward of each investment.
Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. Therefore, before you invest in the Fund you should carefully evaluate the risks.
■
Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the market as a whole.

■
Equity Securities Risk. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

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Sector Allocation Risk. A sector is a group of selected industries within the economy, such as technology. The Fund may be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors.

■
Focused Portfolio Risk. Because the Fund may invest a significant portion of its assets in a small number of securities, the Fund’s net asset value may be more volatile and the Fund’s investments may involve more risk than investing in a fund that holds a greater number of securities.

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Small and Mid-Sized Company Risk. Investments in small and mid-sized companies may involve greater risks than investments in larger, more established companies — as a general rule, the smaller the market capitalization of the company, the greater the risk. As compared to larger companies, small and mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or may operate in less established markets. Accordingly, small and mid-sized company securities may be more sensitive to changing economic, market, and industry conditions and may be more volatile and less liquid than equity securities of larger companies, especially over the short term. Small and mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

■
Ranking System Risk. The Adviser’s use of the results of the Ranking Systems in managing the Fund involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.
■
Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

■
Cybersecurity Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.

■
Liquidity Risk. In October 2016, the Securities and Exchange Commission (the “SEC”) adopted rules that require open-end funds to establish a liquidity risk management program. The precise impact the rule will have on the Fund and on the open-end fund industry has not yet been determined, but any related changes may negatively affect the Fund’s expenses, yield and return potential and ability to achieve its investment objective.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 36.
Fund performance
The bar chart and table that follows can help you evaluate the potential risks of investing in the Fund. The bar chart shows how returns for the Fund’s Investor Class shares have varied over the past ten calendar years. The table compares the performance of the Investor Class and Institutional Class shares to the performance of the S&P 500® Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total returns of Investor Class (before taxes) as of 12/31 each year (%)

Best Quarter:	Q3 2010	+12.70
Worst Quarter:	Q3 2011	–13.95
After-tax returns included in the table below are shown for Investor Class shares only and the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns for Institutional Class shares will vary from those of Investor Class shares shown in the table below. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Average Annual Total Returns for Periods Ended December 31, 2018
	1 year	5 years	10 years
Investor Class
Return before taxes	4.72%	9.11%	12.92%
Return after taxes on distributions	3.50%	8.66%	12.68%
Return after taxes on distributions and sale of Fund shares	3.66%	7.19%	10.86%
Institutional Class
Return before taxes	4.98%
S&P® 500 Index (reflects no deduction for fees, expenses or taxes)	−4.38%	8.49%	13.12%
The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.

Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Manager. Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been the Fund’s portfolio manager since 2009.
Purchase and sale of Fund shares
The minimum amount of an initial or additional investment in the Fund varies depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. The minimum initial investment in the Fund is $1,000 to purchase Investor Class shares and $100,000 to purchase Institutional Class shares. However, the minimum investment to purchase Institutional Class shares does not apply to certain fee-based advisory programs, group retirement plans and accounts, brokerage platforms which charge customized commissions, and other persons which the Fund has identified as “institutional investors.” See “How to choose a share class” on page 43. Additional investments can be made in any amount.
Investor Class shares are available for purchase via regular monthly investments of  $25 or more through Valu-Matic®. See “Special services” on page 52.
The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail, by writing to: Value Line Funds, c/o DST, P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 48. In most cases, you may exchange your shares for shares of another Value Line mutual fund by accessing your account through vlfunds.com. See “By exchange” on page 49.
Tax information
The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.
Payments to broker-dealers and other financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VALUE LINE CAPITAL APPRECIATION FUND SUMMARY
Investment objective
The Fund seeks capital appreciation and income consistent with its asset allocation. The Fund allocates its assets amongst equity securities, fixed income securities and money market instruments.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Institutional Class shares of the Fund, which are not reflected in the tables or the Example below. Please contact your financial intermediary about whether such a commission may apply to your transaction.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.23%	0.44%
Total Annual Fund Operating Expenses	1.12%	1.08%
Less: Fee Waiver and Expense Reimbursement	0.00%	–0.21%(1)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.12%	0.87%
(1)
EULAV Asset Management (the “Adviser”) and EULAV Securities LLC, the Fund’s principal underwriter (the “Distributor”), have agreed to permanently waive certain class-specific fees and/or pay certain class-specific expenses incurred by the Institutional Class so that the Institutional Class bears its class-specific fees and expenses at the same percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from assets attributable to the Institutional Class the reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s expense ratio is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver/reimbursement occurred. The Expense Limitation can be terminated only with the agreement of the Fund’s board.

Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waiver and expense reimbursement is never terminated by the Fund’s Board.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Investor Class	$114	$356	$617	$1,363
Institutional Class	$89	$278	$482	$1,073
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.
Principal investment strategies of the Fund
To achieve the Fund’s goals, the Adviser invests not less than 70% of the Fund’s net assets in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. The balance of the Fund’s net assets are primarily invested in U.S. government securities, investment grade debt securities rated at the time of purchase from the highest (AAA) to medium (BBB) quality, other fixed income securities or cash equivalents. The Fund is actively managed by the Adviser, which seeks to purchase companies that generally have strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. There are no set limitations on the sector weightings of the Fund’s investments, and the Fund may invest in companies of any market capitalization. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System (the “Ranking Systems”) to assist in selecting securities for purchase or sale. The Ranking Systems are proprietary quantitative systems that compare an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe consists of approximately 1,700 stocks of large-, mid- and small-market capitalization companies for the Value Line Timeliness Ranking System and approximately 2,900 stocks of smaller and mid-sized capitalization companies for the Value Line Performance Ranking System.
The Adviser may sell securities for a variety of reasons, including when a company’s business fundamentals deteriorate or a company’s valuation has become less attractive in relationship to the company’s future growth prospects. Other reasons include to secure gains, limit losses or redeploy assets into more promising investment opportunities.

The Adviser has discretion, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio.
The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness taking into account the potential risk and reward of each investment.
Incidental to its primary investment strategy, the Adviser may seek to hedge the Fund’s interest rate exposure, or to profit from anticipated movements in interest rates, by investing in futures contracts on U.S. government securities and sovereign debt (such as interest rate futures on government bonds issued by the U.S., the U.K., Japan and Germany). The Adviser is not registered with the Commodity Futures Trading Commission as a commodity trading advisor or commodity pool operator and limits the aggregate amount of the Fund’s investments in commodity interests (such as futures contracts) to comply with an exemption from such registration. The Adviser does not intend to hedge the Fund’s foreign currency exposure associated with futures contracts on sovereign debt. Accordingly, changes in foreign currency exchange rates will affect the value of such futures contracts.
Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. Therefore, before you invest in the Fund you should carefully evaluate the risks.
■
Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the market as a whole.

■
Equity Securities Risk. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

■
Sector Allocation Risk. A sector is a group of selected industries within the economy, such as technology. The Fund may be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors.

■
Focused Portfolio Risk. Because the Fund may invest a significant portion of its assets in a small number of securities, the Fund’s net asset value may be more volatile and the Fund’s investments may involve more risk than investing in a fund that holds a greater number of securities.

■
Small and Mid-Sized Company Risk. Investments in small and mid-sized companies may involve greater risks than investments in larger, more established companies — as a general rule, the smaller the market capitalization of the company, the greater the risk. As compared to larger companies, small and mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or may operate in less established markets. Accordingly, small and mid-sized company securities may be more sensitive to changing economic, market, and industry conditions and may be more volatile and less liquid than equity securities of larger companies, especially over the short term. Small and mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

■
Ranking System Risk. The Adviser’s use of the results of the Ranking Systems in managing the Fund involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

■
Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage the Fund’s portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

■
Interest Rate and Reinvestment Risk. The income on and market price of debt securities fluctuate with changes in interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the market prices of debt securities usually increase, but the Fund’s income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

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Credit Risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often greater for corporate, mortgage-backed, asset-backed, and foreign government debt securities than for U.S. government debt securities.

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Derivatives Risk. Investing in derivatives, including U.S. and foreign interest rate futures contracts, may increase the Fund’s volatility and risk of loss. Derivative positions typically are established with a small amount of cash relative to the total amount of investment exposure they generate, so the magnitude of any loss can be much greater than the amount originally invested by the Fund. The success of the Fund’s investments in interest rate futures contracts is dependent on the Adviser’s ability to correctly forecast the movement of interest rates in a given country. Even if the Adviser forecasts correctly, however, the success of the investment also depends on adequate correlation between the change in the relevant interest rate and the change in the value of the futures contract to the Fund. To the extent the Fund is investing in derivatives as a hedge, the success further depends on adequate correlation between the change in value of the futures contract and the change in the value of the portfolio position being hedged.
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Foreign Currency Risk. The Fund’s investments in foreign interest rate futures contracts, which are denominated in foreign currencies, are subject to the risk that such currencies will decline in value relative to the U.S. dollar.

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Foreign Investments Risk. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

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Cybersecurity Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.

■
Liquidity Risk. In October 2016, the Securities and Exchange Commission (the “SEC”) adopted rules that require open-end funds to establish a liquidity risk management program. The precise impact the rule will have on the Fund and on the open-end fund industry has not yet been determined, but any related changes may negatively affect the Fund’s expenses, yield and return potential and ability to achieve its investment objective.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 36.

Fund performance
The bar chart and table that follows can help you evaluate the potential risks of investing in the Fund. The bar chart shows how returns for the Fund’s Investor Class shares have varied over the past ten calendar years. The table compares the performance of the Investor Class and Institutional Class shares to the performance of a broad based equity market index (the S&P 500® Index), a broad based bond market index (the Bloomberg Barclays US Aggregate Bond Index) and a custom index comprised of the returns of the S&P 500® Index (weighted 60%) and the Bloomberg Barclays US Aggregate Bond Index (weighted 40%). The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.
Total Returns of Investor Class (before taxes) as of 12/31 each year (%)

Best Quarter:	Q2 2009	+11.29
Worst Quarter:	Q4 2018	–14.84
After-tax returns included in the table that follows are shown for Investor Class shares only and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns for Institutional Class shares will vary from those of Investor Class shares shown in the table. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Average annual total returns for periods ended December 31, 2018
	1 year	5 years	10 years
Investor Class
Return before taxes	–2.71%	6.32%	9.25%
Return after taxes on distributions	–4.64%	4.30%	7.90%
Return after taxes on distributions and sale of Fund shares	–0.50%	4.69%	7.43%
Institutional Class
Return before taxes	–2.61%
60/40 S&P® 500 Index/Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(1)	–2.62%	6.10%	9.26%
S&P® 500 Index (reflects no deduction for fees, expenses or taxes)	–4.38%	8.49%	13.12%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.48%
(1)
This custom index is composed of a 60% weighting in the S&P® 500 Index and a 40% weighting in the Bloomberg Barclays US Aggregate Bond Index, calculated on a total return basis with dividends reinvested.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.
Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Managers. Cindy Starke has primary responsibility for the day-to-day management of the Fund’s equity portfolio and allocation of the Fund’s assets. Liane Rosenberg is primarily responsible for the day-to-day management of the fixed income portion of the Fund’s portfolio. Ms. Starke has been a portfolio manager of the Fund since 2014; Ms. Rosenberg has been a portfolio manager of the Fund since 2011.
Purchase and sale of Fund shares
The minimum amount of an initial or additional investment in the Fund varies depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. The minimum initial investment in the Fund is $1,000 to purchase Investor Class shares and $100,000 to purchase Institutional Class shares. However, the minimum investment to purchase Institutional Class shares does not apply to certain fee-based advisory programs, group retirement plans and accounts, brokerage platforms which charge customized commissions, and other persons which the Fund has identified as “institutional investors.” See “How to choose a share class” on page 43.
Additional investments can be made in any amount. Investor Class shares are available for purchase via regular monthly investments of  $25 or more through Valu-Matic®. See “Special services” on page 52.
The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail, by writing to: Value Line Funds, c/o DST, P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 48. In most cases, you may exchange your shares for shares of another Value Line mutual fund by accessing your account through vlfunds.com. See “By exchange” on page 49.
Tax information
The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.
Payments to broker-dealers and other financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VALUE LINE LARGER COMPANIES FOCUSED FUND SUMMARY
Investment objective
The Fund’s sole investment objective is long-term growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.21%	3.20%
Total Annual Fund Operating Expenses	1.18%	3.92%
Less: Fee Waivers and Expense Reimbursement(1)	–0.03%	–3.02%
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement	1.15%	0.90%
(1)
EULAV Asset Management (the “Adviser”) has contractually agreed to waive through June 30, 2020 certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of each class (the “Fund-level Expense Limitation”). In addition, the Adviser and EULAV Securities LLC (the “Distributor”) have contractually agreed to permanently waive certain class-specific fees and assume certain class-specific expenses so that the Institutional Class bears its class-specific fees and expenses at the same percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding 12b-1 fees and certain non-routine class-specific expenses) (the “Class Expense Limitation,” together with the Fund-level Expense Limitation, the “Expense Limitations”). Each Expense Limitation can be terminated with the agreement of the Fund’s Board. The Adviser and the Distributor may subsequently recover from a class any fees waived and expenses assumed within three years from the month in which the waiver or assumption occurred for such class, to the extent its expense ratio is less than the applicable Expense Limitation or, if lower, the expense limitation in effect when the waiver or assumption occurred.

Example
The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, that the Class Expense Limitation is never terminated by the Fund’s Board, and that the Fund-level Expense Limitation is in place through June 30, 2020 only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$117	$372	$646	$1,429
Institutional Class	$92	$287	$498	$1,108
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 36% of the average value of the portfolio.
Principal investment strategies of the Fund
To achieve the Fund’s investment objective, the Adviser invests substantially all of the Fund’s assets in common stock. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 25 to 50 companies. The Adviser considers companies with market capitalization of greater than $10 billion to be larger companies. The Fund is actively managed by the Adviser, which seeks to purchase growth companies that generally have strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. There are no set limitations on the sector weightings of the Fund’s investments, and the Fund may invest in companies of any market capitalization. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) to assist in selecting securities for purchase. The Ranking System is a proprietary quantitative system that compares an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe consists of stocks of approximately 1,700 companies under review by the Ranking System accounting for approximately 90% of the market capitalization of all stocks traded on the U.S. securities exchanges, including stocks of foreign companies. The Adviser may sell securities for a variety of reasons including when a company’s business fundamentals deteriorate or a company’s valuation has become less attractive in relationship to the company’s future growth prospects. Other reasons include to secure gains, limit losses or redeploy assets into more promising investment opportunities.
The Adviser has discretion in managing the Fund, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness taking into account the potential risk and reward of each investment.

Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. Therefore, before you invest in the Fund you should carefully evaluate the risks.
■
Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the market as a whole.

■
Equity Securities Risk. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

■
Sector Allocation Risk. A sector is a group of selected industries within the economy, such as technology. The Fund may be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors.

■
Focused Portfolio Risk. Because the Fund may invest a significant portion of its assets in a small number of securities, the Fund’s net asset value may be more volatile and the Fund’s investments may involve more risk than investing in a fund that holds a greater number of securities.

■
Small and Mid-Sized Company Risk. Investments in small and mid-sized companies may involve greater risks than investments in larger, more established companies — as a general rule, the smaller the market capitalization of the company, the greater the risk. As compared to larger companies, small and mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or may operate in less established markets. Accordingly, small and mid-sized company securities may be more sensitive to changing economic, market, and industry conditions and may be more volatile and less liquid than equity securities of larger companies, especially over the short term. Small and mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

■
Ranking System Risk. The Adviser’s use of the results of the Ranking Systems in managing the Fund involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

■
Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

■
Foreign Investments Risk. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. These risks tend to be more volatile in emerging markets (as compared to the U.S. market or developed foreign markets).

■
Cybersecurity Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.

■
Liquidity Risk. In October 2016, the Securities and Exchange Commission (the “SEC”) adopted rules that require open-end funds to establish a liquidity risk management program. The precise impact the rule will have on the Fund and on the open-end fund industry has not yet been determined, but any related changes may negatively affect the Fund’s expenses, yield and return potential and ability to achieve its investment objective.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 36.
Fund performance
The bar chart and table that follows can help you evaluate the potential risks of investing in the Fund. The bar chart shows how returns for the Fund’s Investor Class shares have varied over the past ten calendar years. The table compares the performance of the Investor Class and Institutional Class shares to the performance of the S&P 500® Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.
Total Returns of Investor Class (before taxes) as of 12/31 each year (%)

Best Quarter:	Q1 2012	+13.79
Worst Quarter:	Q4 2018	–17.27
After-tax returns in the table below are shown for Investor Class shares only and calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns for Institutional Class shares will vary from those of Investor Class shares shown in the table below. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Average Annual Total Returns for Periods Ended December 31, 2018
Investor Class	1 year	5 years	10 years
Return before taxes	1.30%	10.91%	12.86%
Return after taxes on distributions	–2.02%	8.15%	11.39%
Return after taxes on distributions and sale of Fund shares	2.68%	8.19%	10.52%
Institutional Class
Return before taxes	1.55%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	–4.38%	8.49%	13.12%
The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.

Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Manager. Cindy Starke has principal responsibility for the day-to-day management of the Fund’s portfolio. Ms. Starke has been the Fund’s portfolio manager since 2014.
Purchase and sale of Fund shares
The minimum amount of an initial or additional investment in the Fund varies depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. The minimum initial investment in the Fund is $1,000 to purchase Investor Class shares and $100,000 to purchase Institutional Class shares. However, the minimum investment to purchase Institutional Class shares does not apply to certain fee-based advisory programs, group retirement plans and accounts, brokerage platforms which charge customized commissions and other persons which the Fund has identified as “institutional investors.” See “How to choose a share class” on page 43.
Additional investments can be made in any amount. Investor Class shares are available for purchase via regular monthly investments of  $25 or more through Valu-Matic®. See “Special services” on page 52.
The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail, by writing to: Value Line Funds, c/o DST, P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 48. In most cases, you may exchange your shares for shares of another Value Line mutual fund by accessing your account through vlfunds.com. See “By exchange” on page 49.
Tax information
The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.
Payments to broker-dealers and other financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VALUE LINE PREMIER GROWTH FUND SUMMARY
Investment objective
The Fund’s sole investment objective is long-term growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investor Class*
Management Fees	0.73%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	1.20%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.20%
*
This Fund currently only offers one class of shares: Investor Class. Institutional Class shares are not yet available for purchase.

Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Investor Class	$122	$381	$660	$1,455
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal investment strategies of the Fund
To achieve the Fund’s goal, the Adviser invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investments according to a company’s size, to a sector weighting or a minimum number of holdings in the Fund’s portfolio.
The Adviser may sell securities for a variety of reasons, including when a company’s business fundamentals deteriorate or a company’s valuation has become less attractive in relationship to the company’s future growth prospects. Other reasons include to secure gains, limit losses or redeploy assets into more promising investment opportunities.
Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. Therefore, before you invest in the Fund you should carefully evaluate the risks.
■
Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the market as a whole.

■
Equity Securities Risk. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

■
Sector Allocation Risk. A sector is a group of selected industries within the economy, such as technology. The Fund may be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors.

■
Focused Portfolio Risk. Because the Fund may invest a significant portion of its assets in a small number of securities, the Fund’s net asset value may be more volatile and the Fund’s investments may involve more risk than investing in a fund that holds a greater number of securities.

■
Small and Mid-Sized Company Risk. Investments in small and mid-sized companies may involve greater risks than investments in larger, more established companies — as a general rule, the smaller the market capitalization of the company, the greater the risk. As compared to larger companies, small and mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or may operate in less established markets. Accordingly, small and mid-sized company securities may be more sensitive to changing economic, market, and industry conditions and may be more volatile and less liquid than equity securities of larger companies, especially over the short term. Small and mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.
■
Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

■
Foreign Investments Risk. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. These risks tend to be more volatile in emerging markets (as compared to the U.S. market or developed foreign markets).

■
Cybersecurity Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.

■
Liquidity Risk. In October 2016, the Securities and Exchange Commission (the “SEC”) adopted rules that require open-end funds to establish a liquidity risk management program. The precise impact the rule will have on the Fund and on the open-end fund industry has not yet been determined, but any related changes may negatively affect the Fund’s expenses, yield and return potential and ability to achieve its investment objective.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 36.

Fund performance
The bar chart and table that follows can help you evaluate the potential risks of investing in the Fund. The bar chart shows how returns for the Fund’s Investor Class shares have varied over the past ten calendar years and the table compares the performance of the shares to the performance of the S&P 500® Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.
Total returns of Investor Class (before taxes) as of 12/31 each year (%)

Best Quarter:	Q2 2009	+18.60
Worst Quarter:	Q3 2011	–15.07
After-tax returns for Investor Class shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Average Annual Total Returns for Periods Ended December 31, 2018
Investor Class	1 year	5 years	10 years
Return before taxes	1.39%	7.27%	13.55%
Return after taxes on distributions	–0.84%	5.03%	11.95%
Return after taxes on distributions and sale of Fund shares	2.40%	5.52%	11.22%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	–4.38%	8.49%	13.12%
The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.

Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Manager. Stephen Grant is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been the Fund’s portfolio manager since 1996.
Purchase and sale of Fund shares
Minimum initial investment in the Fund: $1,000. Additional investments can be made in any amount. Investor Class shares are available for purchase via regular monthly investments of  $25 or more through Valu-Matic®. See “Special services” on page 52.
The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail, by writing to: Value Line Funds, c/o DST, P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 48. In most cases, you may exchange your shares for shares of another Value Line mutual fund by accessing your account through vlfunds.com. See “By exchange” on page 49.
Tax information
The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.
Payments to broker-dealers and other financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING
PRINCIPAL INVESTMENT STRATEGIES
VALUE LINE MID CAP FOCUSED FUND, INC.
Investment objective
The Fund’s sole investment objective is long-term growth of capital. Although the Fund will strive to achieve its investment objective, there is no assurance that it will succeed.
Principal investment strategies
You should consider an investment in the Fund to be a long-term investment that will best meet its objectives when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.
Under normal circumstances, the Adviser invests at least 80% of the Fund’s assets in common stocks and other equity securities of mid-sized companies (the “80% Policy”). The Fund considers companies to be mid-sized if they have market capitalizations between $3 billion and $20 billion at the time of purchase. The 80% policy can be changed without shareholder approval upon at least 60 days’ prior written notice.
The Fund is actively managed by the Adviser, which seeks to purchase mid-cap growth companies that generally have strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. There are no set limitations on the sector weightings of the Fund’s investments, and the Fund may invest in companies that have smaller or larger capitalizations than mid-sized companies. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) to assist in selecting securities for purchase. The Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.
The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks, including those with large, mid and small market capitalizations, recently approximating 90% of the market capitalization of all stocks traded in U.S. securities exchanges. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 1,700 stocks covered. The Timeliness Rankings are updated weekly to reflect the most recent information.
The Ranking System does not eliminate market risk, but the Adviser believes that it provides objective standards for determining expected relative performance over the next six to twelve months. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 25 to 50 companies. All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets or on the Toronto Stock Exchange.

The Adviser may sell securities for a variety of reasons, including when a company’s business fundamentals deteriorate or a company’s valuation has become less attractive in relationship to the company’s future growth prospects. Other reasons include to secure gains, limit losses or redeploy assets into more promising investment opportunities.
The Adviser has discretion in managing the Fund, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness taking into account the potential risk and reward of each investment.
For additional information regarding the Fund’s investment strategies, please see “All Funds - Information Regarding Non-Principal Investment Strategies” on page 35 and the Fund’s Statement of Additional Information (“SAI”).

ADDITIONAL INFORMATION REGARDING
PRINCIPAL INVESTMENT STRATEGIES
VALUE LINE CAPITAL APPRECIATION FUND, INC.
Investment objective
The Fund seeks capital appreciation and income consistent with its asset allocation. The Fund allocates its assets amongst equity securities, fixed income securities and money market instruments. Although the Fund will strive to achieve its investment objective, there is no assurance that it will succeed.
Principal investment strategies
You should consider an investment in the Fund to be a long-term investment that will best meet its objectives when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.
The Adviser analyzes economic and market conditions to assist in determining the asset allocation amongst equity securities, fixed income securities and money market instruments. To achieve the Fund’s goals, not less than 70% of the Fund’s net assets are invested in common or preferred stocks or securities convertible into common stock which may or may not pay dividends.
The Fund is actively managed by the Adviser, which seeks to purchase companies that generally have strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. There are no set limitations on the sector weightings of the Fund’s investments, and the Fund may invest in companies of any market capitalization. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Ranking Systems to assist in selecting securities for purchase or sale. The Value Line Timeliness™ Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.
The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks, including those with large, mid and small market capitalizations, recently approximating 90% of the market capitalization of all stocks traded in U.S. securities exchanges. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 1,700 stocks covered. The Timeliness Rankings are updated weekly to reflect the most recent information.
The Value Line Performance™ Ranking System (the “Performance Ranking System”) for common stocks was introduced in 1995. The universe of stocks followed by the Performance Ranking System consists of approximately 2,900 stocks of companies with smaller market capitalizations (under $1 billion) and mid-sized market capitalizations (between $1 billion and $5 billion). This stock ranking system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranking System uses a scale of 1 (highest) to 5 (lowest) to compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 2,900 stocks covered.
Neither Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining expected relative performance of a stock for the next six to twelve months. Apart from the diversification requirements of the Investment Company Act of 1940 (which generally means that it will not invest more than 5% of its total assets in the stocks of any one company), the Fund is not subject to any limit on the percentage of its assets that may be invested in any particular stock. Although the Fund can invest in companies of any size, it generally, as measured by the number and total value of purchases, invests in U.S. securities issued by larger, more established companies (those with a market capitalization of more than $5 billion).
The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness taking into account the potential risk and reward of each investment.
The Fund may invest a portion (up to 30%) of its net assets in U.S. government securities, money market securities and debt securities rated at the time of purchase within the four highest grades assigned by a national rating organization or, if not rated, believed by the Adviser to be of equivalent credit quality. In selecting debt securities, the Adviser evaluates the credit quality of the debt security and its value relative to comparable securities as well as its historic trading level.
The Adviser may sell securities for a variety of reasons, including when a company’s business fundamentals deteriorate or a company’s valuation has become less attractive in relationship to the company’s future growth prospects. Other reasons include to secure gains, limit losses or redeploy assets into more promising investment opportunities.
For additional information regarding the Fund’s investment strategies, please see “All Funds - Information Regarding Non-Principal Investment Strategies” on page 35 and the Fund’s Statement of Additional Information (“SAI”).

ADDITIONAL INFORMATION REGARDING
PRINCIPAL INVESTMENT STRATEGIES
VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.
Investment objective
The Fund’s sole investment objective is long-term growth of capital. Although the Fund will strive to achieve its investment objective, there is no assurance that it will succeed.
Principal investment strategies
You should consider an investment in the Fund to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.
The Fund is actively managed by the Adviser, which seeks to purchase growth companies that generally have strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. There are no set limitations on the sector weightings of the Fund’s investments and the Fund may invest in companies of any market capitalization. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) to assist in selecting securities for purchase. The Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.
The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks, including those with large, mid and small market capitalizations, recently approximating 90% of the market capitalization of all stocks traded in U.S. securities exchanges. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 1,700 stocks covered. The Timeliness Rankings are updated weekly to reflect the most recent information.
The Ranking System does not eliminate market risk, but the Adviser believes that it provides objective standards for determining expected relative performance over the next six to twelve months. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 25 to 50 companies. The Adviser considers companies with market capitalization of greater than $10 billion to be larger companies. The Adviser may sell securities for a variety of reasons including when a company’s business fundamentals deteriorate or a company’s valuation has become less attractive in relationship to the company’s future growth prospects. Other reasons include to secure gains, limit losses, or redeploy assets into more promising investment opportunities.

The Adviser has discretion in managing the Fund, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness taking into account the potential risk and reward of each investment.
For additional information regarding the Fund’s investment strategies, please see “All Funds - Information Regarding Non-Principal Investment Strategies” on page 35 and the Fund’s Statement of Additional Information (“SAI”).

ADDITIONAL INFORMATION REGARDING
PRINCIPAL INVESTMENT STRATEGIES
VALUE LINE PREMIER GROWTH FUND, INC.
Investment objective
The Fund’s sole investment objective is long-term growth of capital. Although the Fund will strive to achieve its investment objective, there is no assurance that it will succeed.
Principal investment strategies
You should consider an investment in the Fund to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.
To achieve the Fund’s investment objective, the Adviser invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates, and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investment according to a company’s size, to a sector weighting or a minimum number of holdings in the Fund’s portfolio.
The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising investment opportunities.
For additional information regarding the Fund’s investment strategies, please see “All Funds - Information Regarding Non-Principal Investment Strategies” on page 35 and the Fund’s Statement of Additional Information (“SAI”).

ALL FUNDS - ADDITIONAL INFORMATION REGARDING
NON-PRINCIPAL INVESTMENT STRATEGIES
Non-principal investment strategies
Each of Value Line Mid Cap Focused Fund, Value Line Capital Appreciation Fund, Value Line Larger Companies Focused Fund, and Value Line Premier Growth Fund (together, the “Funds”) may engage in certain investment strategies in addition to the Fund’s principal investment strategies. The strategies described below apply to all the Funds unless otherwise specified.
Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, each Fund takes temporary defensive positions that are inconsistent with the Fund’s principal investment strategies. This could help the Fund avoid losses, but it may have the effect of reducing the Fund’s income or capital appreciation, or both. If this occurs, the Fund may not achieve its investment objectives.
Securities lending. From time to time, each Fund may lend a portion of its portfolio securities to institutional investors. This could help the Fund produce additional income.
Rule 144A securities. (Value Line Capital Appreciation Fund only) The Fund may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers.
Derivatives. (Value Line Capital Appreciation Fund only) Incidental to its primary investment strategy, the Adviser may seek to hedge the Fund’s interest rate exposure, or to profit from anticipated movements in interest rates, by investing in futures contracts on U.S. government securities and sovereign debt (such as interest rate futures on government bonds issued by the U.S., the U.K., Japan and Germany). The Adviser is not registered with the Commodity Futures Trading Commission as a commodity trading advisor or commodity pool operator and limits the aggregate amount of the Fund’s investments in commodity interests (such as futures contracts) to comply with an exemption from such registration. The Adviser does not intend to hedge the Fund’s foreign currency exposure associated with futures contracts on sovereign debt. Accordingly, changes in foreign currency exchange rates will affect the value of such futures contracts.
Portfolio turnover. Each Fund may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy would result in higher brokerage commissions and other expenses and may negatively affect the Fund’s performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See “Financial Highlights” for each Fund’s most current portfolio turnover rate.
There are other non-principal investment strategies and associated risks discussed in the SAI.

ADDITIONAL INFORMATION REGARDING PRINCIPAL RISKS
The principal risks of investing in the Funds
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in a Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of a Fund’s investments. The principal risks described below apply to all the Funds unless otherwise specified.
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Market Risk. The chief risk that you assume when investing in a Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the market as a whole.

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Equity Securities Risk. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. Reasons related directly to the issuer include the performance of its management, financial leverage, or reduced demand for the issuer’s goods and services. General movements in the equity markets occur in response to broader economic events, like changing interest rates and monetary policy. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

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Derivatives Risk. (Value Line Capital Appreciation Fund only) Investing in derivatives, including U.S. and foreign interest rate futures contracts, may increase the Fund’s volatility and risk of loss. Derivative positions typically are established with a small amount of cash relative to the total amount of investment exposure they generate, so the magnitude of any loss can be much greater than the amount originally invested by the Fund. The Fund is required to segregate liquid assets to “cover” its obligations under these transactions and may be forced to liquidate the Fund’s derivative positions or other attractive investments at inopportune times to fulfill the segregation requirements. The success of the Fund’s investments in interest rate futures contracts is dependent on the Adviser’s ability to correctly forecast the movement of interest rates in a given country. Even if the Adviser forecasts correctly, however, the success of the investment also depends on adequate correlation between the change in the interest rate and the change in value of the futures contract to the Fund. To the extent the Fund is investing in derivatives as a hedge, the success further depends on adequate correlation between the change in value of the futures contract and the change in value of the portfolio position being hedged. Some of the many potential causes for imperfect correlation include adverse currency exchange rate movements, temporary market distortions, disruptions at the listing exchange or clearing facility, government intervention, currency restrictions, or reduced liquidity. Futures which are listed on a foreign board of trade are not entitled to the same regulatory protections as U.S. exchange-listed futures, and may be subject to higher transaction costs, reduced liquidity, delays in settlement, and different or greater counterparty risks.

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Illiquidity Risk. Certain securities may be difficult or impossible to sell at the time and price that a Fund would like when there is little or no active trading market. If a security cannot be sold by a Fund at a favorable time and price, the Fund may have to lower the price, sell other securities instead, or forgo an investment opportunity in order to obtain liquidity. This could have a negative effect on the Fund’s performance.

In October 2016, the SEC adopted rules that require open-end funds to establish a liquidity risk management program. The precise impact the rule will have on the Funds and on the open-end fund industry has not yet been determined, but any related changes may negatively affect a Fund’s expenses, yield and return potential and ability to achieve its investment objective. Moreover, there can be no assurance that new risk management practices will enable a Fund to manage liquidity successfully in all market environments.
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Foreign Investments Risk. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. Other risks associated with foreign financial markets and legal institutions include unfavorable trading, settlement or custodial practices, less government supervision, less publicly available information, less stringent investor protection standards, limited legal redress for violations of law, and more limited trading markets. These risks tend to be magnified in emerging markets (as compared to the U.S. market or developed foreign markets).

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Foreign Currency Risk. (Value Line Capital Appreciation Fund only) The Fund’s investments in foreign interest rate futures contracts, which are denominated in foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar. If the value of the U.S. dollar declines relative to the foreign currency in which the Fund must post margin and settle its obligation, any gains accruing on the Fund’s investments in U.K., Japanese and German government bond futures may be reduced and the Fund may experience losses.

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Sector Allocation Risk. A sector is a group of selected industries within the economy, such as technology. The Fund may be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors. When the Fund invests significant assets in the securities of issuers in one or more market sectors, volatility in a sector will have a greater impact on the Fund than it would on a fund that has securities representing a broader range of investments.

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Focused Portfolio Risk. Because the Fund may invest a significant portion of its assets in a small number of securities, the Fund’s net asset value may be more volatile and the Fund’s investments may involve more risk than investing in a fund that holds a greater number of securities. Changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

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Small and Mid-Sized Company Risk. Investments in small and mid-sized companies may involve greater risks than investments in larger, more established companies — as a general rule, the smaller the market capitalization of the company, the greater the risk. Small and mid-sized companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. In addition, small and mid-sized companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small and mid-sized company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term. Although investing in small and mid-sized companies offers potential for above-average returns, these companies may not succeed, and the value of their stock could decline significantly. Small and mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of small and mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

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Credit Risk. (Value Line Capital Appreciation Fund only) Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. The perceived credit risk of an investment also influences its price, and the price of a Fund’s debt securities may fall if they are inaccurately perceived by the market to present a different amount of credit risk than they actually do. Credit risk is often greater for corporate, mortgage-backed, asset-backed, and foreign government debt securities than for U.S. government debt securities. Credit risk is also generally greater where less information is publically available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative.

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Interest Rate and Reinvestment Risk. (Value Line Capital Appreciation Fund only) The income on and market price of debt securities fluctuate with changes in interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. This occurs because new debt securities are likely to be issued with higher yields as interest rates rise, making the old or outstanding debt securities less attractive. Rising interest rates may also cause a Fund’s income from certain asset-backed securities and high-yield debt securities (also known as “junk” bonds) to fall because the rate of default and delayed payment on underlying obligations generally increases as underlying borrowers must pay higher interest rates. When interest rates fall, the market prices of debt securities usually increase, but the Fund’s income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as a Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.
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Ranking System Risk. (all but Value Line Premier Growth Fund). The Adviser’s use of the results of the Ranking Systems in managing a Fund involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

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Active Management Risk. Because each Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

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Cybersecurity Risk. As the use of technology becomes more prevalent in the course of business, the Funds become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Successful cyber-attacks and/or technological malfunctions affecting a Fund or its service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents) can result in: financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; the release of private shareholder information or confidential Fund information; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment therein to lose value. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since each Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.
An investment in any of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Please see the SAI for a further discussion of risks. Information on each Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the SAI.

WHO MANAGES THE FUNDS
The business and affairs of the Funds are managed by each Fund’s officers under the oversight of each Fund’s Board of Directors.
Investment Adviser
The Funds’ investment adviser is EULAV Asset Management, a Delaware statutory trust, located at 7 Times Square, 21st Floor New York, NY 10036-6524. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2.9 billion as of March 31, 2019.
Management fees
For managing each Fund and its investments, the Adviser is paid a fee, as a percentage of each Fund’s average daily net assets, at the annualized rates set forth below.
Value Line Mid Cap Focused Fund	0.66% on the first $100 million of the Fund’s average daily net assets and 0.61% on any additional assets.
Value Line Capital Appreciation Fund	0.68% on the first $100 million of the Fund’s average daily net assets and 0.63% on any additional assets.
Value Line Larger Companies Focused Fund	0.72% of the Fund’s average daily net assets.
Value Line Premier Growth Fund	0.73% of the Fund’s average daily net assets.
The table reflects each Fund’s advisory fee following the “unbundling” of such fee from amounts paid for administrative services provided by the Adviser. The advisory fee is reduced in each period by amounts paid by the Fund for such administrative services with respect to the same period.
For the fiscal year ended December 31, 2018, the Adviser received an advisory fee equal to 0.63% of the average daily net assets of Value Line Mid Cap Focused Fund and 0.64% of the average daily net assets of Value Line Capital Appreciation Fund.
A discussion regarding the basis for each Fund’s Board of Directors’ approval of the investment advisory agreement is available in the Fund’s most recent semi-annual report to shareholders for the six month period ended June 30.

Portfolio management
Fund	Portfolio Manager	Additional Information
Value Line Mid Cap Focused Fund	Stephen E. Grant	Stephen E. Grant has primary responsibility for the day-to-day management of the Fund’s portfolio and has been the Fund’s portfolio manager since 2009.
Value Line Capital Appreciation Fund	Cindy Starke Liane Rosenberg
Cindy Starke has primary responsibility for the day-to-day management of the Fund’s equity portfolio and allocation of the Fund’s assets and has been a portfolio manager of the Fund since 2014. Liane Rosenberg has primary responsibility for the day-to-day management of the fixed income portion of the Fund’s portfolio and has been a portfolio manager of the Fund since 2011.

Value Line Larger Companies Focused Fund	Cindy Starke	Cindy Starke has primary responsibility for the day-to-day management of the Fund’s portfolio and has been the Fund’s portfolio manager since 2014.
Value Line Premier Growth Fund	Stephen E. Grant	Stephen E. Grant has primary responsibility for the day-to-day management of the Fund’s portfolio and has been the Fund’s portfolio manager since 1996.
Mr. Grant has been a portfolio manager with the Adviser or its predecessor since 1991. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009.
Prior to joining the Adviser in 2014, Ms. Starke was a Portfolio Manager and Equity Analyst at Spears Abacus Advisors from 2012 to 2014.
There is additional information in the SAI about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

ABOUT YOUR ACCOUNT
How to choose a share class
Each Fund is offering the class or classes of shares indicated in its “Summary” section. For those Funds that offer more than one class of shares pursuant to this prospectus, you should choose the class that best suits your investment needs. Each class of shares in a Fund represents an interest in the same portfolio of investments. The main differences between the classes are minimum purchase amounts, ongoing fees and distribution channels through which shares of the classes may be purchased. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given the amount of your purchase. Not all share classes may be available for purchase in all states or from all financial intermediaries. Your financial intermediary may receive different compensation depending upon which class you choose. You should consult your financial intermediary for more information.
Investor Class
The minimum investment in a Fund to purchase Investor Class shares is $1,000. Additional investments can be made in any amount. Regular monthly investments of $25 or more may be made through Valu-Matic® as described in “Special services” on page 52.
Each Fund has adopted, on behalf of the Investor Class, a Service and Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under each Plan, the Distributor is paid Rule 12b-1 fees from Investor Class assets at the annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. The Rule 12b-1 fees are used by the Distributor for its expenses relating to the distribution, marketing and administrative services provided under the Plan. The Distributor also makes payments to broker-dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the applicable Fund’s shares. Such services may include, among other things, answering investor inquiries regarding a Fund, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as a Fund may request to the extent permitted by applicable statute, rule or regulation. The Plans also recognize that the Adviser may make payments for such services out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the Plans are payable without regard to actual expenses incurred which means that the Distributor may earn a profit under the Plan.
Because Rule 12b-1 fees are paid out of the assets of the Investor Class on an ongoing basis, over time these fees will increase the cost of an investment in Investor Class shares and may cost you more than if you purchased Institutional Class shares.

Institutional Class
Institutional Class shares do not pay Rule 12b-1 distribution and service fees. Subject to the exceptions noted below, the minimum investment in a Fund to purchase Institutional Class shares is $100,000. In the case of the last exception, your brokerage platform may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction fee or other fee for its services.
Notwithstanding the foregoing, no minimum investment in a Fund is required for the following persons to purchase Institutional Class shares in a Fund offering such shares:
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Investors in fee-based investment advisory programs sponsored by a broker-dealer or other financial institution, that have entered into a special arrangement with the Fund and/or the Distributor specifically for such purchases, provided that the program invests in the Fund through an omnibus account.

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Employer-sponsored retirement or benefit plans that invest in the Fund through an omnibus account, directly or through an intermediary, provided that, in the case of investment through an intermediary, the intermediary has entered into a special arrangement with the Fund and/or the Distributor specifically for that purpose.

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Retirement and non-retirement accounts on brokerage platforms which charge their own customized commissions for services provided in connection with the sale of Institutional Class shares, provided the broker-dealer has entered into a special arrangement with the Fund and/or the Distributor specifically for that purpose.

Financial intermediaries should contact the Distributor to determine whether the intermediary may be eligible to offer Institutional Class shares.
Exchanges
You may exchange shares of a particular class of your Fund for shares of the same class of another Value Line mutual fund or any other funds offered through the Distributor, provided that such fund offers the same class of shares and your investment in such fund satisfies the minimum investment and any other criteria necessary to purchase such class of shares of that fund. If the other fund does not offer multiple classes, you may still obtain shares of such fund in exchange for your Fund shares, provided you satisfy any applicable criteria for purchasing shares of such fund. See “By exchange” on page 49.
Conversion
You may be eligible to convert your Investor Class shares of a Fund into Institutional Class shares of that Fund if your investment in the Fund appreciates in value, or increases through additional purchases or exchanges, to exceed any applicable minimum investment for purchasing Institutional Class shares of such Fund. Consult with your intermediary or Shareholder Services at 800-243-2729 to determine if your Investor Class shares are eligible for conversion into Institutional Class shares of a Fund.

If you hold Institutional Class shares of a Fund, and exchanges or redemptions from the Fund cause the balance of your investment to fall below any applicable minimum investment for purchasing Institutional Class shares, you may be asked to bring the balance of your shares up to the minimum within 30 days. If your account is not brought up to the minimum, the Fund may convert your Institutional Class shares into Investor Class shares or redeem all of your shares and close your account. See “Account minimum” on page 50.
Payments for sub-transfer agency services
Each Fund compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by financial intermediaries. This fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is in an amount generally approximating the amount of transfer agency fees that a class of the Fund would otherwise bear had such accounts been direct shareholders in the Fund and may not exceed 0.05% of the Fund’s average daily net assets attributable to such class. This fee is in addition to the Rule 12b-1 fee.
Additional compensation to financial intermediaries
In addition, the Adviser and/or the Distributor make payments to broker-dealers, banks or other financial intermediaries or their affiliates (collectively, “intermediaries”), based on Fund assets held by the intermediary, or such other criteria agreed to by the Adviser and/or the Distributor, related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of a Fund and certain other funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Funds. Rather, such payments are made by the Adviser and/or the Distributor from their own resources, which come directly or indirectly in whole or in part from fees paid by the Funds and other funds in the complex. Payments of this type are sometimes referred to as revenue-sharing payments.
An intermediary that sells Fund shares may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend a Fund or other funds in the complex over another investment. More information regarding these payments is contained in the Funds’ SAI, which is available as described on back cover page of this prospectus. Your intermediary may charge you additional fees other than those disclosed in this prospectus.
Please contact your salesperson, financial advisor or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser and/or the Distributor, as well as about fees and/or commissions charged by that firm.

How to buy shares
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By telephone

Once you have opened an account, you can buy additional shares by calling 800-243-2729 (the Funds’ transfer agent) between 9:00 a.m. and 4:00 p.m. Eastern Time. You must pay for these shares within three business days of placing your order.
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By wire

If you are making an initial purchase by wire, you must call the Funds’ transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA #99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.
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Through a broker-dealer

You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.
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By mail

Complete the account application and mail it with your check payable to Value Line Funds, c/o DST, P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
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Minimum/additional investments

Once you have completed an account application, you can make an initial purchase of Fund’s shares with a minimum investment that varies by the class of shares you buy and the type of account. Additional investments can be made in any amount. See “How to choose a share class” on page 43. The price you pay for shares will depend on when your purchase order is received. Each Fund reserves the right to reject any purchase order within 24 hours of its receipt and to reduce or waive the minimum purchase requirements at any time.
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Time of purchase

Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern Time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Orders received by the close of regular trading on the Exchange in proper form, as determined by DST Asset Manager Solutions, Inc. (“DST”) or another intermediary designated by the Funds, will be priced at the NAV determined as of the close of trading on that day. Each Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.
Fund shares may be purchased through various third-party intermediaries authorized by the Funds including banks, brokers, financial advisers and financial supermarkets who may charge a fee. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.
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Net asset value

The NAV per share of each class of each Fund is determined for purposes of both purchases and redemptions as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated, on a per class basis, by adding the value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share of each class. Securities for which market prices or quotations are readily available are priced at their market value which, in the case of securities traded on an exchange or the NASDAQ Stock Market, is typically the last quoted sale or the NASDAQ Closing Price, unless no sale occurred on that day, in which case market value is typically deemed to be the midpoint between the last available and representative bid and asked prices. Securities for which market valuations are not readily available, or are determined not to reflect accurately fair value, are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by each Fund’s Board of Directors and under such Board’s general supervision. The Funds will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Funds may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by an independent pricing service, or by prices furnished by recognized dealers in such securities. Debt securities which have a maturity of less than 60 days are priced at amortized cost, unless a security’s amortized cost is not approximately the same as its fair value, in which case the security is priced at fair value.
The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.
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Important information about opening a new account with the Value Line Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the account application for a Fund, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Funds employ various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, each Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.
How to sell shares
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General

You can redeem your shares (sell them back to the Fund) at NAV by telephone and by mail by writing to: Value Line Funds, c/o DST, P.O. Box 219729, Kansas City, MO 64121-9729. Certain redemption requests must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner if the redemption is for $50,000 or more. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record or if your address has changed within the last 30 days. If you hold your shares in certificates, you must submit the certificates properly endorsed with a signature guarantee with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.
The Fund’s transfer agent will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check and then immediately request redemption, the Fund’s transfer agent will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you. The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by a Fund under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.
If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

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By telephone or wire

You can sell $1,000 or more of your shares up to $25,000 by telephone or wire, with the proceeds sent to your U.S. bank the next business day after the Fund’s transfer agent receives your request.
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Through a broker-dealer

Fund shares may be sold through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by a Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary. Orders received by the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern Time) will be priced at the NAV determined as of the close of trading on that day.
Among the brokers that have been authorized by the Funds are Charles Schwab & Co., Inc., TD Ameritrade Inc., Pershing LLC, and Fidelity Brokerage Services LLC (National Financial Services LLC). You should consult with your broker to determine if it has been so authorized.
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By exchange

You can exchange all or part of your shares of a particular class of a Fund for shares of the same class of another Value Line mutual fund or other funds offered through the Distributor, provided that such fund offers the same class of shares and your investment in such fund satisfies any applicable minimum investment or other criteria for purchasing shares of such class of the fund. Consult with your intermediary or Shareholder Services at 800-243-2729 to determine if your shares of the Fund are eligible for exchange into shares of another fund of the same class or a different class with a lower minimum initial investment or other criteria that you satisfy. If the other fund does not offer multiple classes, you may still obtain shares of such fund in exchange for your Fund shares, provided you satisfy any applicable criteria for purchasing shares of such fund. There may be limitations on exchanging Fund shares for shares of another fund or a different class of shares, or moving shares held in certain types of accounts different type of account or a new account maintained by a financial intermediary.
When you exchange shares of the Fund for another fund, you are purchasing shares of such other fund and should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange.
To execute an exchange, call 800-243-2729. Each Fund reserves the right to reject any purchase order within 24 hours of its receipt.
In most cases, you may exchange your shares for another Value Line mutual fund by accessing your account through vlfunds.com.

When you send a Fund’s transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent. For each account involved you should provide the account name, number, name of the Fund, and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.
Exchanges among Value Line mutual funds or other funds offered through the Distributor are a shareholder privilege and not a right. Each Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.
This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to a Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of each Fund to prevent excessive trading, there is no guarantee that a Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.
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Account minimum

If as a result of redemptions or exchanges your account balance in Investor Class shares falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.
If you hold Institutional Class shares of a Fund, and exchanges or redemptions from the Fund cause the balance of your investment to fall below any applicable minimum investment for purchasing Institutional Class shares, the Fund may similarly ask you to increase your balance within 30 days. If your account is not brought up to the minimum, the Fund may convert your Institutional Class shares into Investor Class shares or redeem all of your shares and close your account.
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Liquidity Management

Each Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The investment team continually monitors portfolio liquidity and adjusts each Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. In addition, the investment team may regularly meet redemption requests and manage liquidity by: (1) selling portfolio securities; (2) holding cash or cash equivalents; (3) transacting in exchange-traded funds and/or derivatives; or (4) paying redemption proceeds in-kind, as discussed below. Despite each Fund’s reasonable best efforts, however, there can be no assurance that the Funds will manage liquidity successfully in all market environments. As a result, each Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.
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Redemptions In-Kind

It is possible that conditions may exist in the future which would, in the opinion of a Fund’s Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Funds have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the respective Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.
Frequent purchases and redemptions of Fund shares
Frequent purchases and redemptions of a Fund’s shares entail risks, including dilution in the value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Funds do not accommodate frequent purchases and redemptions of Fund shares, the Funds’ Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.
Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Funds may consider trading to be excessive if an investor:
•
sells shares of the Fund within 30 days after the shares were purchased;

•
makes more than four exchanges out of the Fund during a calendar year (other than systematic purchases and redemptions); or

•
enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades that have been identified by a Fund’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor or broker, or accounts that the Distributor believes are under their control.
While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Funds nor any of the Funds’ service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing a Fund’s policies. Consequently, it may be more difficult for the Funds to detect market timing activity through such accounts. However, each Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon a Fund’s request, certain identifying and transaction information regarding its underlying shareholders.
Should a Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by the underlying shareholders. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.
Special services
To help make investing with a Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.
•
Valu-Matic® allows you to purchase Investor Class shares by making regular monthly investments of  $25 or more automatically from your checking account.

•
The Systematic Cash Withdrawal Plan allows you to arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you for federal income tax purposes.

•
You may buy shares in a Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes
The following discussion is a summary of federal income tax consequences of the ownership of Fund shares. This discussion does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan, or other tax-advantaged account. Except as specifically noted, the discussion does not address state, local, or non-U.S. taxes. You should consult your tax advisor about your particular tax situation.

Each Fund intends to pay dividends from its net investment income, if any, annually and to distribute any capital gains that it has realized annually. Each Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares or in a subsequent request. If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund will cancel your check and reinvest the proceeds in additional Fund shares at the NAV per share on the date of cancellation. No interest will be paid on your uncashed check. Thereafter, your dividends and other distributions will be automatically reinvested in additional Fund shares unless you subsequently contact the Fund and request to receive distributions by check.
Investors should consider the tax consequences of buying shares of a Fund shortly before the record date of a dividend or capital gain distribution, because such a dividend or distribution will generally be taxable even though in economic terms it represents a return of the shareholder’s investment.
You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash. For federal income tax purposes, distributions from short-term capital gains will be taxable as ordinary income. Dividends from net investment income will either be taxable as ordinary income or, if certain conditions are met by the Fund and the shareholder, including holding period requirements, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate.
Distributions reported to you by a Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
A 3.8% Medicare tax is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from each Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains.
You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.
After the end of each year, your Fund will send you a statement with information about the dividends and distributions you received and any redemptions of shares during the previous year.
Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

As with all mutual funds, the Funds may be required to apply backup withholding at the rate of 24% on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
The above discussion is meant only as a summary; more information is available in the SAI. You should consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible withholding taxes for non-U.S. shareholders.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the applicable Fund assuming reinvestment of all dividends and distributions. This information has been derived from each Fund’s financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in that Fund’s annual report, which is available upon request by calling 800-243-2729 or at www.vlfunds.com.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Mid Cap Focused Fund, Inc. Investor Class
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$19.19	$16.27	$14.99	$14.56	$13.50
Income/(loss) from investment operations:
Net investment income/(loss)	(0.07)	0.00	0.00(1)	(0.08)	(0.01)
Net gains on securities (both realized and unrealized)	0.97	3.23	1.64	0.51	1.08
Total from investment operations	0.90	3.23	1.64	0.43	1.07
Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Distributions from net realized gains	(0.98)	(0.31)	(0.36)	—	—
Total distributions	(0.98)	(0.31)	(0.36)	—	(0.01)
Net asset value, end of year	$19.11	$19.19	$16.27	$14.99	$14.56
Total return	4.72%	19.84%	10.94%	2.95%	7.90%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$184,515	$147,669	$134,030	$118,867	$125,330
Ratio of gross expenses to average net assets	1.18%	1.18%	1.21%	1.24%	1.23%
Ratio of net expenses to average net assets	1.18%	1.18%	1.21%	1.24%	1.23%
Ratio of net investment income/(loss) to average net assets	(0.46)%	(0.34)%	(0.28)%	(0.53)%	(0.06)%
Portfolio turnover rate	10%	2%	20%	17%	61%
(1)
Amount is less than $.01 per share.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Mid Cap Focused Fund, Inc. Institutional Class
	Year Ended December 31, 2018	Period Ended December 31, 2017(1)
Net asset value, beginning of period	$19.20	$18.25
Income/(loss) from investment operations:
Net investment income	(0.04)	0.00(2)
Net gains on securities (both realized and unrealized)	0.99	1.26
Total from investment operations	0.95	1.26
Less distributions:
Distributions from net realized gains	(0.98)	(0.31)
Total distributions	(0.98)	(0.31)
Net asset value, end of year	$19.17	$19.20
Total return	4.98%	6.89%(3)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,765	$1,095
Ratio of gross expenses to average net assets	3.97%	5.61%(4)
Ratio of net expenses to average net assets	0.93%	0.93%(4)
Ratio of net investment loss to average net assets	(0.19)%	(0.12)%(4)
Portfolio turnover rate	10%	2%(3)
(1)
Commenced operations on August 12, 2017.

(2)
Amount is less than $.01 per share.

(3)
Not annualized.

(4)
Annualized.

(5)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(6)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Capital Appreciation Fund, Inc. Investor Class
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.95	$8.48	$8.72	$9.40	$9.82
Income/(loss) from investment operations:
Net investment income	0.00(1)	0.05	0.02	0.06	0.12
Net gains/(losses) on securities (both realized and unrealized)	(0.27)	1.97	0.23	(0.14)	0.92
Total from investment operations	(0.27)	2.02	0.25	(0.08)	1.04
Less distributions:
Dividends from net investment income	(0.01)	(0.05)	(0.02)	(0.06)	(0.11)
Distributions from net realized gains	(0.73)	(0.50)	(0.47)	(0.54)	(1.35)
Total distributions	(0.74)	(0.55)	(0.49)	(0.60)	(1.46)
Net asset value, end of year	$8.94	$9.95	$8.48	$8.72	$9.40
Total return	(2.71)%	23.86%	2.80%	(0.86)%	10.62%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$375,158	$392,869	$302,636	$350,159	$372,707
Ratio of gross expenses to average net assets(1)	1.12%	1.11%	1.16%	1.15%	1.15%
Ratio of net expenses to average net assets(2)	1.12%	1.11%	1.16%	1.15%	1.12%
Ratio of net investment income to average net assets(2)	(0.02)%	0.49%	0.22%	0.67%	1.17%
Portfolio turnover rate	86%	88%	53%	45%	57%
(1)
Amount is less than $.01 per share.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Capital Appreciation Fund, Inc. Institutional Class
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Period Ended December 31, 2015(1)
Net asset value, beginning of year	$9.90	$8.43	$8.65	$9.50
Income/(loss) from investment operations:
Net investment income/(loss)	0.04	0.07	0.02	(0.07)
Net gains/(losses) on securities (both realized and unrealized)	(0.30)	1.98	0.25	(0.24)
Total from investment operations	(0.26)	2.05	0.27	(0.31)
Less distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.02)	—
Distributions from net realized gains	(0.73)	(0.50)	(0.47)	(0.54)
Total distributions	(0.75)	(0.58)	(0.49)	(0.54)
Net asset value, end of year	$8.89	$9.90	$8.43	$8.65
Total return	(2.61)%	24.31%	3.06%	(3.29)%(2)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$24.469	$6,750	$1,055	$98
Ratio of gross expenses to average net assets(3)	1.08%	1.63%	4.82%	6.19%(5)
Ratio of net expenses to average net assets(4)	0.87%	0.86%	0.90%	6.19%(5)
Ratio of net investment income/(loss) to average net assets(4)	0.19%	0.58%	0.43%	(5.02)%(5)
Portfolio turnover rate	86%	88%	53%	45%(2)
(1)
Commenced Operations on November 1, 2015.

(2)
Not annualized.

(3)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Annualized.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Larger Companies Focused Fund, Inc. Investor Class
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$28.65	$23.05	$26.25	$25.28	$25.57
Income/(loss) from investment operations:
Net investment income/(loss)	(0.22)	(0.19)	0.00(1)	(0.14)	(0.01)
Net gains on securities (both realized and unrealized)	0.58	8.00	0.10	2.63	3.23
Total from investment operations	0.36	7.81	0.10	2.49	3.22
Less distributions:
Dividends from net investment income	—	—	—	—	(0.11)
Distributions from net realized gains	(3.67)	(2.21)	(3.30)	(1.52)	(3.40)
Total distributions	(3.67)	(2.21)	(3.30)	(1.52)	(3.51)
Net asset value, end of year	$25.34	$28.65	$23.05	$26.25	$25.28
Total return	1.30%	33.79%	0.24%	9.88%	12.41%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$253,199	$272,191	$214,675	$233,085	$220,548
Ratio of gross expenses to average net assets(2)	1.18%	1.19%	1.23%	1.23%	1.23%
Ratio of net expenses to average net assets(3)	1.15%	1.11%	1.13%	1.13%	1.13%
Ratio of net investment income/(loss) to average net assets(3)	(0.77)%	(0.71)%	(0.62)%	(0.55)%	(0.07)%
Portfolio turnover rate	36%	35%	47%	37%	89%
(1)
Amount is less than $.01 per share.

(2)
Ratio reflects expenses grossed up for the reimbursement by the Distributor of certain expenses incurred by the Fund.

(3)
Ratio reflects expenses net of the reimbursement by the Distributor of certain expenses incurred by the Fund.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Larger Companies Focused Fund, Inc. Institutional Class
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Period Ended December 31, 2015(1)
Net asset value, beginning of year	$28.65	$23.02	$26.18	$27.91
Income/(loss) from investment operations:
Net investment loss	(0.14)	(0.19)	0.00(2)	(0.09)
Net gains/(losses) on securities (both realized and unrealized)	0.57	8.03	0.14	(0.12)
Total from investment operations	0.43	7.84	0.14	(0.21)
Less distributions:
Distributions from net realized gains	(3.67)	(2.21)	(3.30)	(1.52)
Total distributions	(3.67)	(2.21)	(3.30)	(1.52)
Net asset value, end of year	$25.41	$28.65	$23.02	$26.18
Total return	1.55%	33.96%	0.40%	(0.73)%(3)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,238	$1,681	$401	$101
Ratio of gross expenses to average net assets(4)	3.92%	2.73%	17.29%	2.70%(6)
Ratio of net expenses to average net assets(5)	0.93%	0.94%	0.98%	2.70%(6)
Ratio of net investment loss to average net assets(5)	(0.58)%	(0.67)%	(0.49)%	(2.16)%(6)
Portfolio turnover rate	36%	35%	47%	37%(3)
(1)
Commenced Operations on November 1, 2015.

(2)
Amount is less than $.01 per share.

(3)
Not annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Annualized.

(6)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Premier Growth Fund, Inc. Investor Class
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$33.11	$28.99	$28.93	$33.84	$33.99
Income/(loss) from investment operations:
Net investment income/(loss)	(0.14)	(0.08)	0.00(1)	(0.07)	0.01
Net gains on securities (both realized and unrealized)	0.58	6.56	2.04	0.14	2.29
Total from investment operations	0.44	6.48	2.04	0.07	2.30
Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Distributions from net realized gains	(3.08)	(2.36)	(1.98)	(4.98)	(2.44)
Total distributions	(3.08)	(2.36)	(1.98)	(4.98)	(2.45)
Net asset value, end of year	$30.47	$33.11	$28.99	$28.93	$33.84
Total return	1.39%	22.32%	7.00%	0.25%	6.75%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$315,928	$342,056	$308,694	$330,125	$379,205
Ratio of gross expenses to average net assets(2)	1.20%	1.20%	1.21%	1.23%	1.23%
Ratio of net expenses to average net assets(3)	1.20%	1.20%	1.21%	1.23%	1.23%
Ratio of net investment income/(loss) to average net assets(3)	(0.42)%	(0.26)%	(0.20)%	(0.26)%	0.01%
Portfolio turnover rate	8%	3%	7%	12%	9%
(1)
Amount is less than $.01 per share.

For more information
Two documents are available that offer further information about the Funds:
Annual/Semi-annual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).
Statement of Additional Information (“SAI”)
The SAI contains more detailed information about the Funds. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents from the Funds:
There are several ways you can get a current annual/semi-annual report, prospectus or SAI:
Online: www.vlfunds.com
By mail: 7 Times Square, 21st Floor, New York, NY 10036-6524
By phone: 1-800-243-2729
You can also view or obtain copies of these documents through the SEC:
Online: www.sec.gov
By e-mail: (duplicating fee required)	publicinfo@sec.gov
By mail: (duplicating fee required)	Public Reference Section Securities and Exchange Commission Washington, DC 20549-1520
In person:
at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room call 1-202-551-8090.

Investment Adviser	Service Agent
EULAV Asset Management 7 Times Square, 21st Floor New York, NY 10036-6524	DST Asset Manager Solutions, Inc. P.O. Box 219729 Kansas City, MO 64121-9729
Custodian	Distributor
State Street Bank and Trust Company 1 Iron Street Boston, MA 02210	EULAV Securities LLC 7 Times Square, 21st Floor New York, NY 10036-6524
Value Line Mid Cap Focused Fund, Inc. 7 Times Square, 21st Floor, New York, NY 10036-6524	File No. 811-02265
Value Line Capital Appreciation Fund, Inc. 7 Times Square, 21st Floor, New York, NY 10036-6524	File No. 811- 02277
Value Line Larger Companies Focused Fund, Inc. 7 Times Square, 21st Floor, New York, NY 10036-6524	File No. 811-01807
Value Line Premier Growth Fund, Inc. 7 Times Square, 21st Floor, New York, NY 10036-6524	File No. 811-02278

VALUE LINE MID CAP FOCUSED FUND, INC.
Investor Class	(Ticker Symbol: VLIFX)
Institutional Class	(Ticker Symbol: VLMIX)
VALUE LINE CAPITAL APPRECIATION FUND, INC.
Investor Class	(Ticker Symbol: VALIX)
Institutional Class	(Ticker Symbol: VLIIX)
VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.
Investor Class	(Ticker Symbol: VALLX)
Institutional Class	(Ticker Symbol: VLLIX)
VALUE LINE PREMIER GROWTH FUND, INC.
Investor Class	(Ticker Symbol: VALSX)
7 Times Square, 21st Floor, New York, New York 10036-6524
800-243-2729
www.vlfunds.com

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2019

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of Value Line Mid Cap Focused Fund, Inc. (“Value Line Mid Cap Focused Fund”), the Prospectus of Value Line Capital Appreciation Fund, Inc. (“Value Line Capital Appreciation Fund”), the Prospectus of Value Line Larger Companies Focused Fund, Inc. (“Value Line Larger Companies Focused Fund”), and the Prospectus of Value Line Premier Growth Fund, Inc. (“Value Line Premier Growth Fund”) (individually, a “Fund” and collectively, the “Funds”), dated May 1, 2019, a copy of which may be obtained without charge by writing or telephoning the Funds. The financial statements, accompanying notes and the report of the independent registered public accounting firm appearing in each Fund’s 2018 Annual Report to Shareholders (“Annual Report”) incorporated by reference in this SAI. A copy of each Fund’s Annual Report and most recent Semi-Annual Report available from the Fund upon request and without charge by calling 800-243-2729 or online at www.vlfunds.com.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS
History and Classification.
Value Line Mid Cap Focused Fund was incorporated in Delaware in 1949 and reincorporated in Maryland in 1972. In March 2015 it changed its name from “The Value Line Fund, Inc.” to “Value Line Mid Cap Focused Fund, Inc.” Value Line Capital Appreciation Fund was incorporated in Delaware in 1952 and reincorporated in Maryland in 1972. In December 2017, it changed its name from “Value Line Income and Growth Fund, Inc.” to “Value Line Capital Appreciation Fund, Inc.” Value Line Larger Companies Focused Fund was incorporated in Maryland in 1972. On June 1, 2006, it changed its name from “Value Line Leveraged Growth Investors, Inc.” to “Value Line Larger Companies Fund, Inc.” and in March 2015 it changed its name to “Value Line Larger Companies Focused Fund, Inc.” Value Line Premier Growth Fund was incorporated in Delaware in 1956 and reincorporated in Maryland in 1972. On October 5, 2005, it changed its name from “The Value Line Special Situations Fund, Inc.” to “Value Line Premier Growth Fund, Inc.”
Each Fund is an open-end, diversified management investment company. Each Fund is currently divided into two classes of shares: Investor Class shares and Institutional Class shares. The investment adviser of each Fund is EULAV Asset Management (the “Adviser”), a Delaware statutory trust.
Non-Principal Investment Strategies and Associated Risks.
The investment objective(s), principal investment strategies and related principal risks for each Fund are discussed in its Prospectus. The following is a discussion of the non-principal investment strategies and related risks for the Funds. Unless otherwise noted, an investment strategy and the related risks described below are applicable to all Funds.
Restricted and Illiquid Securities. On occasion, the Funds may purchase illiquid securities or securities which would have to be registered under the Securities Act of 1933, as amended (the “Securities Act”), if they were to be publicly distributed. However, the Funds will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of such Fund’s net assets. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of each Fund’s investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.
In addition, the Funds may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.
The Adviser, under the supervision of each Fund’s Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund’s limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

To the extent that the liquid Rule 144A securities that a Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of each Fund’s Board of Directors, will monitor the Funds’ investments in Rule 144A securities and will consider appropriate measures to enable each Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.
Liquidity Risk Management Rules. In October 2016, the Securities and Exchange Commission (the “SEC”) adopted rules that require open-end funds to establish a liquidity risk management program, and provide additional disclosures about a fund’s redemptions and liquidity risk. Each Value Line Fund has included the expanded disclosure in its prospectus and has appointed a liquidity program administrator to implement the program under the Board’s oversight. Implementation of the remaining portions of the Fund’s liquidity risk management program, including classifying each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment,” is expected to take effect on or before June 2019. The precise impact the rules will have on the Fund and on the open-end fund industry has not yet been determined, but any related changes may negatively affect the Fund’s expenses, yield and return potential and ability to achieve its investment objectives.
Lower Rated Securities. Value Line Capital Appreciation Fund may invest up to 5% of its total assets in below investment grade, high-yield bonds also known as junk bonds. The total return and yield of these lower rated bonds can be expected to fluctuate more than the total return and yield of higher quality bonds. Junk bonds have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy and a risk of loss of income and principal, than is the case with lower yielding, higher rated securities. Junk bonds are often thinly traded and can be more difficult to sell and value accurately than high quality bonds.
Derivatives. Derivatives are financial instruments which derive their value from an underlying asset, reference rate or index. Value Line Capital Appreciation Fund may invest in derivatives linked to interest rates as incidental to the Fund’s principal investment strategy. Value Line Capital Appreciation Fund may also use derivatives as part of a non-principal investment strategy to the extent described in this Statement of Additional Information and consistent with the Fund’s investment objectives and policies. Derivatives may be used by the Fund for hedging purposes, including protecting unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates that would otherwise reduce the market value of the Fund’s investment portfolio. Derivatives also may be used by the Fund for non-hedging (sometimes referred to as “speculative”) purposes, such as enhancing returns, efficiently investing excess cash or quickly gaining market exposure.
Because derivative positions are typically established with a small amount of cash relative to the total amount of investment exposure they generate, the magnitude of losses from derivatives is generally much greater than the amount originally invested by the Fund. The Fund will be required to “set aside” (often referred to as “segregate”) liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund may be required to liquidate its derivative positions or other attractive investments at inopportune times to fulfill these segregation requirements.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, counterparty credit risk associated with derivatives purchased on an exchange is lower than derivatives purchased through privately negotiated transactions.
Stock Index Futures Contracts and Options Thereon. The Funds (other than Value Line Premier Growth Fund) may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission (“CFTC”). The Funds will only enter into futures and options on futures transactions in compliance with the applicable regulations promulgated by the CFTC.
The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of certain derivatives, including futures contracts, options on futures contracts, certain forward contracts and swap agreements (generally, “commodity interests”). Historically, advisers of registered investment companies trading commodity interests have been excluded from regulation as commodity pool operators pursuant to CFTC Regulation 4.5. Following enactment of the Dodd-Frank Act, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.
Under the amended Regulation 4.5 exclusion, the Funds’ commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions do not exceed 5% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase), or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. An exclusion under Rule 4.5 has been claimed with respect to each of these Funds.
Any trading of commodity interests by the Funds will comply with one of the two alternative limitations described above. Complying with the limitations may restrict the Fund’s ability to use derivatives as part of its investment strategies and may subject the Fund to additional costs, expenses and administrative burdens. The Funds could become subject to regulation as commodity pools in the future which would further increase such costs, expenses and administrative burdens.
The Funds may invest in stock index futures and options to realize profits and to hedge securities positions held by the Fund. There can be no assurance of a Fund’s successful use of stock index futures for investment purposes or as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of a Fund’s securities portfolio diverges from the securities included in the applicable stock index, in addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.
For example, should a Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indices thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if a Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indices thereby locking in a price. The implementation of these strategies by a Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.
A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of a Fund’s successful use of stock index futures as a hedging device. The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by a Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by a Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the Fund realizes a gain, and if the offsetting short price is less than the long price, the Fund realizes a loss.
No consideration will be paid or received by a Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”
The Funds may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of  “variation” or “maintenance” margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by a Fund does change and is reflected in the net asset value of the Fund. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

Successful use of stock index futures by a Fund also is subject to the Adviser’s ability to predict correctly movements in the direction of the market. If the Adviser’s judgment about the several directions of the market is wrong, the Fund’s overall performance may be worse than if no such contracts had been entered into. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.
Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.
Options and futures contracts entered into by the Funds will be subject to special tax rules. These rules may accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. However, each Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.
Covered Call Options. The Funds may write covered call options on stocks held in that Fund’s portfolio. The Funds may write covered call options to realize profits through the receipt of premiums and to hedge securities positions held by such Fund.
When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount received for writing the option (the “premium”). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Because the call option must be covered, the Fund also forgoes the opportunity to sell the underlying security during the option period.
The purchase of a call option has the effect of closing out a position when the purchased call option is for the same security at the same exercise price and expiration date as a call option which a Fund has written. Purchasing call options to close out call options written by a Fund may be done to avoid liquidating that Fund’s position upon exercise of the option by its purchaser or to extinguish the call option sold by the Fund so as to be free to sell the underlying security. In closing out a position, a Fund realizes a gain if the amount paid to purchase the call option is less than the net premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the net premium received for writing a similar option. Generally, a Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.
Repurchase Agreements. The Funds may invest temporary cash balances in money market funds and/or repurchase agreements to generate current income. A repurchase agreement involves a sale of securities to a Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. A Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. A Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of FICC or a seller of a repurchase agreement, to which a Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. For more information regarding the risks associated with investing temporary cash balances in money market funds, please see “ETFs and Other Investment Companies” below.
Loans of Portfolio Securities. Each Fund may lend its portfolio securities to certain borrowers if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1∕3% of the total assets of the Fund (including the loan collateral), and each Fund may pay reasonable fees in connection with the loans. The loans will be made in conformity with the Fund’s policies and are collateralized by cash or liquid securities on a daily basis in an amount at least equal to 100% of the market value of the securities loaned and interest earned thereon. Each Fund retains the right to call the loaned securities upon notice and intends to call loaned voting securities in anticipation of any matter to be voted on by stockholders and deemed material by the Adviser acting in accordance with the Fund’s proxy voting policies. The Funds invest cash collateral in high quality, readily marketable short-term obligations and/or money market funds (to the extent consistent with each Fund’s investment restrictions). Each Fund bears the risk of any loss in connection with such investment of collateral. While securities lending involves risk of delays in recovery or even loss of rights in the collateral should the borrower fail financially, loans are made only to borrowers approved in accordance with a Fund’s securities lending guidelines.
ETFs and Other Investment Companies. The Funds may invest in ETFs to quickly gain exposure to a broad index of securities in lieu of investing directly in such securities. The Funds may also invest temporary cash balances and/or cash collateral received from securities lending arrangements in other investment companies to seek to generate income in excess of that available on other investments. When a Fund invests in another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. These fees and expense are in addition to, and may be duplicative of, the Fund’s direct fees and expenses. The Fund has no control over the investment decisions made by other investment companies. If the investment company is buying (or selling) a security of the same issuer whose securities are being sold (or bought) by the Fund, the result of this would be an indirect expense to the Fund without accomplishing any investment purpose. ETFs are subject to additional risks such as the fact that their shares may trade at a market price above or below their net asset values or that an active market may not develop. With certain exceptions, the Investment Company Act of 1940 (the “1940 Act”) generally limits a fund’s ability to invest in other investment companies such that, following any purchase, the fund: (1) has invested no more than 5% of its total assets in any single investment company and no more than 10% of its total assets in investment companies overall, and (2) owns no more than 3% of the voting securities of any given investment company. These limitations do not apply to the Funds’ investments in money market funds, which are permitted to exceed 3%, 5% and 10% thresholds pursuant to SEC Rule 12d1-1 under the 1940 Act. A Fund may invest in ETFs in excess of the 3% limitation, provided that the Fund and the applicable ETF take appropriate steps to comply with the conditions of the ETF’s exemptive order granting such relief. The Fund may need to vote proxies relating to the ETF shares in accordance with instructions from the Fund’s shareholders or in the same proportion as the vote of all other owners of ETF shares.
Fundamental Policies.
The policies set forth below may not be changed with respect to a Fund without the affirmative vote of the majority of the outstanding voting securities of such Fund, which means the lesser of  (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.
In addition to any fundamental policies set forth in the Prospectus, each Fund has the following fundamental policies:
Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction, the Fund may not:
Concentration.	(1) purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry.
Borrowing.	(2)	borrow money.
Senior Securities.	(3)	issue senior securities.
Lending.	(4)	make loans.
Real Estate & Commodities.	(5)	purchase or sell commodities or real estate.
Underwriting Securities.	(6)	underwrite the securities of other issuers.
Non-fundamental Policies.
The following policies are considered non-fundamental and can be changed by the Board of Directors without the approval of shareholders. Shareholders will be notified of any changes to their Fund’s non-fundamental policies.
(1)
Each Fund’s investment objective is non-fundamental. Value Line Mid Cap Focused Fund’s primary investment objective is long-term growth of capital. Value Line Capital Appreciation Fund’s investment objective is capital appreciation and income consistent with its asset allocation. Value Line Larger Companies Focused Fund’s sole investment objective is to realize capital growth. Value Line Premier Growth Fund’s investment objective is long-term growth of capital.

(2)
Value Line Premier Growth Fund invests at least 80% of its net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects.

(3)
Value Line Mid Cap Focused Fund invests at least 80% of its assets in common stocks and other equity securities of mid-sized companies.

Additional Information about the Funds’ Policies.
The information below is not part of any Fund’s fundamental or non-fundamental policies. This information is intended to provide a summary for each of the Fund’s fundamental policy of what is currently required or permitted by the 1940 Act, and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff. Where applicable, information is also provided regarding the Funds’ current intention with respect to certain investment practices permitted by the 1940 Act.
For purposes of fundamental policy (1), a Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of other investment companies or securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.
For purposes of fundamental policy (2), a Fund may borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. Additionally, a Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
For purposes of fundamental policy (3), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent a Fund covers its commitments under certain types of agreements and transactions — including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices — by segregating or earmarking liquid assets equal in value to the amount of the Fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.
For purposes of fundamental policy (4), a Fund may not lend more than 33 1∕3% of its total assets, provided that this limitation shall not apply to the Fund’s purchase of debt obligations.
For purposes of fundamental policy (5), a Fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the Funds do not consider currency contracts or hybrid instruments to be commodities.
For purposes of fundamental policy (6), the policy will not apply to a Fund to the extent such Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of Fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

MANAGEMENT OF THE FUNDS
The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 48	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 62	Director	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 62	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006 – 2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund
Michael Kuritzkes Age: 58	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014.	11	None
Paul Craig Roberts Age: 80	Director	Since 1983	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 70	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None
Officers
Mitchell E. Appel Age: 48	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner Age: 68	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – present).
Emily D. Washington Age: 40	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.
Committees. The non-interested Directors of each Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at most meetings of the Audit Committee. There were four meetings of each Fund’s Audit Committee during the last calendar year. Each Fund has a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Director if she is not available). There were no meetings of the Valuation Committees during the last calendar year. The Valuation Committee reviews any actions taken by the Pricing Committee of each Fund which consists of certain officers and employees of the respective Fund and the Adviser, in accordance with the valuation procedures adopted by each Fund’s Board of Directors. Each Fund also has a combined Nominating/Governance Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met one time during the last calendar year.
Board Structure. The Board is comprised of six Directors, five of whom (83%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Directors”). The Board has appointed Mr. Hillman (an Independent Director) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Directors. The Valuation Committee is composed of an Independent Director and an interested Director. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.
The Directors and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that their leadership structure, including an Independent Director as the Chair, is appropriate in light of the asset size of the respective Funds and the other Value Line Funds, the number of Value Line Funds, and the nature of the Funds’ business, and is consistent with industry best practices. In particular, the Board believes that having a supermajority of Independent Directors is appropriate and in the best interests of each Fund’s shareholders.
Risk Oversight. As part of their responsibilities for oversight of the Funds, the Board oversees risk management of each Fund’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Directors also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Funds’ internal controls over financial reporting, the Funds’ disclosure controls and procedures and the Funds’ code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Fund’s Board for discussion and action.
The Board, including the Independent Directors, has approved the Funds’ compliance program and appointed the Funds’ Chief Compliance Officer, who is responsible for testing the compliance procedures of the Funds and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Funds, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Funds’ compliance program. The Independent Directors generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.
Qualifications and Experience of Directors. The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Director’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Director of a Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Director that support the conclusion that each person is qualified to serve as a Director.
Mr. Appel has served as an interested Director on the Board since 2010. His relevant experience includes serving as President of each Value Line Fund since 2008 and President of the Adviser since February 2009.
Ms. Heinzerling has served as an Independent Director on the Board since 2008. Her relevant experience includes being the president of a regulatory consulting company, former general counsel to an investment adviser and a former director of an unaffiliated mutual fund family.
Mr. Hillman has served as an Independent Director on the Board since March 2015 and Chairman of the Board since April 2016. His relevant experience includes being a Certified Public Accountant, serving as an independent director to closed-end mutual funds and authoring the book Regulated Investment Companies, as well as having been a Principal Financial Officer of registered investment advisors and a tax partner of two public accounting firms.
Mr. Kuritzkes has served as an Independent Director on the Board since March 2015 and Chairman of the Audit Committee since April 2016. His relevant experience includes having been a senior officer and general counsel to several large public and private companies as well as serving on the boards of several non-profit organizations, including chairing the board of a university-based center for performing arts.
Dr. Roberts has served as an Independent Director on the Board since 1983. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.
Ms. Sheerr has served as an Independent Director on the Board since 1996. Her relevant experience includes having been a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.
The following table sets forth information regarding compensation of Directors by the Funds and the other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended December 31, 2018. Directors who are officers or employees of the Adviser do not receive any compensation from the Funds or any of the Value Line Funds. The Funds have no retirement or pension plan for its Directors.

Name of Person	Aggregate Compensation From Value Line Mid Cap Focused Fund	Aggregate Compensation From Value Line Capital Appreciation Fund	Aggregate Compensation From Value Line Larger Companies Focused Fund	Aggregate Compensation From Value Line Premier Growth Fund	Total Compensation From Value Line Funds
Interested Director
Mitchell E. Appel	$-0-	$-0-	$-0-	$-0-	$-0-
Non-Interested Directors
Joyce E. Heinzerling	$4,821	$14,065	$8,974	$10,661	$80,000
James E. Hillman	$5,635	$16,439	$10,488	$12,460	$93,500
Michael Kuritzkes	$5,101	$14,803	$9,449	$11,281	$84,500
Paul Craig Roberts	$4,821	$14,065	$8,974	$10,661	$80,000
Nancy-Beth Sheerr	$4,942	$14,417	$9,198	$10,928	$82,000
The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Funds and in all of the Value Line Funds as of December 31, 2018:
Name of Director	Dollar Range of Equity Securities in Value Line Mid Cap Focused Fund	Dollar Range of Equity Securities in Value Line Capital Appreciation Fund	Dollar Range of Equity Securities in Value Line Larger Companies Focused Fund	Dollar Range of Equity Securities in Value Line Premier Growth Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Director
Mitchell E. Appel	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Non-Interested Directors
Joyce E. Heinzerling	$10,001 – $50,000	$1 – $10,000	$1 – $10,000	$-0-	$50,001 – $100,000
James E. Hillman	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Michael Kuritzkes	$1 – $10,000	$1 – $10,000	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Paul Craig Roberts	$-0-	$-0-	$-0-	Over $100,000	Over $100,000
Nancy-Beth Sheerr	$1 – $10,000	$1 – $10,000	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
As of March 31, 2019, with respect to each Fund, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding shares of any class of a Fund, other than:
Value Line Mid Cap Focused Fund
Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	1,769,247 Investor Class shares (approximately 16.6% of the shares outstanding)
57,539 Institutional Class shares (approximately 14% of the shares outstanding)
National Financial Services Co., 200 Liberty Street, New York, NY 10281	1,836,185 Investor Class shares (approximately 17.2% of the shares outstanding)
279,352 Institutional Class shares (approximately 68.2% of the shares outstanding)

TD Ameritrade FBO Our Customers P.O. Box 2226 Omaha, NE 68103	719,721 Investor Class shares (approximately 6.7% of the shares outstanding)
LPL Financial Corp. 4707 Executive Dr. San Diego, CA 92121	26,244 Institutional Class shares (approximately 6.4% of the shares outstanding)
Value Line Capital Appreciation Fund
Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	12,765,134 Investor Class shares (approximately 29.6% of the shares outstanding) 235,377 Institutional Class shares (approximately 7.9% of the shares outstanding)
National Financial Services Co., 200 Liberty Street, New York, NY 10281	9,251,026 Investor Class shares (approximately 21.4% of the shares outstanding) 481,221 Institutional Class shares (approximately 16.1% of the shares outstanding)
TD Ameritrade FBO Our Customers P.O. Box 2226 Omaha, NE 68103	2,460,382 Investor Class shares (approximately 5.7% of the shares outstanding)
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	1,228,138 Institutional Class shares (approximately 41% of the shares outstanding)
LPL Financial Corp. 4707 Executive Dr. San Diego, CA 92121	694,252 Institutional Class shares (approximately 23.2% of the shares outstanding)
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	185,029 Institutional Class shares (approximately 6.2% of the shares outstanding)
Value Line Larger Companies Focused Fund
Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	1,096,092 Investor Class shares (approximately 10.8% of the shares outstanding)
15,781 Institutional Class shares (approximately 19.7% of the shares outstanding)
National Financial Services Co., 200 Liberty Street, New York, NY 10281	853,767 Investor Class shares (approximately 8.4% of the shares outstanding) 5,348 Institutional Class shares (approximately 6.7% of the shares outstanding)

UMB Bank NA Cust IRA FBO Steven H. Wilson 215 Skyline Dr Indiana, PA15701	7,178 Institutional Class shares (approximately 9% of the shares outstanding)
EULAV Asset Management 7 Times Square, 21st Fl New York, NY 10036	5,407 Insititutional Class shares (approximately 6.8% of the shares outstanding)
LPL Financial Corp. 4707 Executive Dr. San Diego, CA 92121	5,386 Institutional Class shares (approximately 7.3% of the shares outstanding)
Pershing LLC P.O.Box 2052 Jersey City, NJ 07303	32,861 Institutional Class shares (approximately 41.1% of the shares outstanding)
Value Line Premier Growth Fund
Charles Schwab & Co. Inc., 211 Main Street, San Francisco, CA 94105	2,475,221 Investor Class shares (approximately 23% of the shares outstanding)
National Financial Services Co., 200 Liberty Street, New York, NY 10281	1,863,714 Investor Class shares (approximately 17.3% of the shares outstanding)
Officers and Directors of each Fund owned less than 1% of the outstanding shares of each Fund. None of the non-interested Directors, nor his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Proxy Voting Policies
As a shareholder of the companies in which it invests, each Fund receives proxies to vote at those companies’ annual or special meetings. Each Fund’s Board of Directors has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by a Fund. As described in the “ETFs and Other Investment Companies” risk above, the Adviser may be required to vote proxies relating to shares of certain ETFs in accordance with instructions from the Fund’s shareholders or in the same proportion as the vote of all other owners of the ETFs. The Adviser endeavors to vote proxies relating to portfolio securities (other than shares of certain ETFs and other investment companies) in accordance with its best judgment as to the advancement of the Fund’s investment objective. The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Funds generally support management on routine matters and support management proposals that are in the interests of shareholders. The Board of each Fund reviews the Proxy Voting Policies periodically.
Subject to each Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by a Fund; however, the Adviser has delegated the implementation of each Fund’s Proxy Voting Policies to Broadridge Investor Communications Solutions, Inc. (“Broadridge”), a proxy voting service that is not affiliated with the Adviser or the Funds. In addition, Broadridge will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Funds receive. On matters involving corporate governance, Broadridge will provide recommendations generated by the independent proxy advisory firm, Glass, Lewis & Co., LLC. The Adviser generally anticipates that it will follow the recommendations of Broadridge.
The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Funds receive each year; however, each proxy needs to be considered separately and a Fund’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.
Election of Directors, Corporate Governance and Routine Matters
The Funds generally support management on routine corporate matters and matters relating to corporate governance such as:
•
Increases in the number of authorized shares of or issuances of common stock or other equity securities pursuant to an appropriate detailed plan;

•
Shareholder rights and recapitalization measures; and

•
The selection of independent accountants.

The types of matters of corporate governance that the Adviser would expect to vote against include:
•
The adoption of a classified board;

•
The adoption of proposals that tend to limit or reduce the market value of the company’s securities; and

•
The adoption of poison pill plans or similar anti-takeover measures.

Compensation Arrangements and Stock Option Plans
The Adviser believes, if its view of management is favorable enough that a Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that a Fund would oppose. For example, the Funds would normally vote against a “say-on-pay” proposal if deficiencies are identified in the design of the company’s compensation program.
Social Policy Based Proposals
Generally, the Adviser will vote against proposals that address social or political issues but will consider supporting such proposals when they seek to protect shareholder rights or minimize risks to shareholder value.
If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by a Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.
Every August, each Fund will file with the SEC information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings without charge on the SEC’s website at http://www.sec.gov or at the Funds’ website at http://www.vlfunds.com.
Shareholders may also obtain a copy without charge of the Proxy Voting Policies by contacting the Funds at the address or phone number on the cover page of this Statement of Additional Information.
Disclosure of Portfolio Holdings
Each Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, each Fund provides general portfolio holdings information to shareholders in their annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, each Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.
In addition, the Funds’ Distributor may produce for marketing purposes Fund fact sheets, which would include each Fund’s top ten holdings and other information regarding a Fund’s portfolio. These fact sheets would be prepared as soon as possible after the end of each month and available at www.vlfunds.com.
Ongoing Relationships. Officers of the Funds who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) each Fund’s service providers and (ii) investment company rating agencies which are Morningstar, S&P, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by each Fund’s Board of Directors. The Funds’ service providers are their accountants, administrator, custodian, counsel, pricing services and proxy voting service, who may need to know a Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Funds otherwise disclose portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Funds do not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding, based on duties of confidentiality arising under law or contract, that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.
Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if a Fund’s Chief Compliance Officer determines that there are legitimate business purposes for the Fund in making the selective disclosure and adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards may include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of a Fund determines that there is a potential conflict of interest with respect to the disclosure of information that is not publicly available between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict who shall determine whether disclosure is reasonable under the circumstances and shall report such potential conflict of interest to the Fund’s Board of Directors. The Chief Compliance Officer will also report to the Board of Directors regarding any disclosure (other than to rating agencies and service providers) at the Board meeting next following the selective disclosure. The Funds do not release portfolio holdings information to any person for compensation.
Each Fund’s Board of Directors has approved its portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that each Fund’s Chief Compliance Officer monitor compliance with this policy.
INVESTMENT ADVISORY AND OTHER SERVICES
The investment advisory agreement between each Fund and the Adviser provides for an advisory fee based on the Fund’s average daily net assets at the annual rates indicated below. The table also sets forth the dollar amount of advisory fees accrued by each Fund during the fiscal years ended December 31, 2016, 2017, and 2018. As described in the subsection “Expense Limitation Agreement” below, the Adviser is a party to a contractual expense limitation agreement with Value Line Larger Companies Focused Fund that may result in that Fund paying advisory fees at a lower rate than the accrued amount.
Fund	Advisory Fee Rate as a % of Average Daily Net Assets*	Advisory Fees Accrued to the Adviser for the fiscal years ended December 31:
		2016	2017	2018
Value Line Mid Cap Focused Fund	0.66% in the first $100 million of the Fund’s average daily net assets and 0.65% on any additional assets.	$889,119	$995,102	$999,654
Value Line Capital Appreciation Fund	0.68% in the first $100 million of the Fund’s average daily net assets and 0.65% on any additional assets.	$2,111,557	$2,421,756	$2,935,140

Fund	Advisory Fee Rate as a % of Average Daily Net Assets*	Advisory Fees Accrued to the Adviser for the fiscal years ended December 31:
		2016	2017	2018
Value Line Larger Companies Focused Fund	0.72%	$1,653,838	$1,920,689	$2,104,460
Value Line Premier Growth Fund	0.73%	$2,369,971	$2,478,520	$2,526,305

*
Effective January 1, 2018, each Fund’s investment advisory agreement was amended to reflect that the Adviser provides (or arranges for the provision of) administrative services pursuant to a separate administration agreement, and amounts payable pursuant to that agreement directly reduce the advisory fee payable to the Adviser for the same period, resulting in no change to a Fund’s net total operating expenses.

Each Fund’s investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund and is responsible for furnishing, at its expense, all necessary facilities, equipment and personnel for performing the Adviser’s services under the investment advisory agreement. The Adviser is not required to pay any expenses other than those expressly assumed by the Adviser in the investment advisory agreement or administration agreement between the Adviser and the Fund. In particular, and without limiting the generality of the foregoing, the Adviser is not required to pay a Fund’s taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal, audit expenses and fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. Each Fund has agreed that it will use the words “Value Line” in its name only so long as the Adviser serves as investment adviser to the Fund and the Fund does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds. The agreement will terminate upon its “assignment,” as such term is defined in the 1940 Act. As described below, the Adviser is a party to an Expense Limitation Agreement for the benefit of the Institutional Class shares of Value Line Mid Cap Focused Fund, Value Line Capital Appreciation Fund and Value Line Larger Companies Focused Fund. See “Expense Limitation Agreement” below.
The Adviser currently acts as investment adviser or manager to 7 other investment companies which, together with the Funds, constitute the Value Line Funds with combined assets under management of approximately $2.9 billion as of March 31, 2019. Certain of the Adviser’s clients may have investment objectives similar to a Fund and certain investments may be appropriate for a Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by a Fund. In other cases, however, it is believed that the ability of a Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.
The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of a Fund. The Funds, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.
Principal Underwriter. Each Fund has entered into a distribution agreement with the Distributor, a wholly-owned subsidiary of the Adviser, whose address is 7 Times Square, 21st Floor, New York, NY 10036-6524, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under each Fund’s Service and Distribution Plan (12b-1 Plan) (each a “Plan” and together the “Plans”). The Distributor serves as distributor to the other Value Line Funds.
Expense Limitation Agreements. Value Line Larger Companies Focused Fund has entered into a contractual expense limitation agreement with the Adviser pursuant to which the Adviser has agreed to waive up to the whole amount of its management fee, and further reimburse or pay certain Fund-wide expenses, to the extent necessary to limit the total annual operating expenses attributable to such Fund-wide fees and expenses (other than acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90% of the average daily net assets of each class during the period August 1, 2017 to June 30, 2020 (the “Fund-level Expense Limitation”).
In addition, each of the Funds has entered into a contractual expense limitation agreement pursuant to which the Distributor will permanently waive Institutional Class-specific fees payable under the Fund’s Sub-Transfer Agency and Servicing Plan, and the Adviser will pay or reimburse other Institutional Class-specific expenses, to the extent necessary so that the Fund’s total annual operating expenses (other than extraordinary expenses incurred in different amounts by the share classes outside of the ordinary course of business) which are allocated to its Institutional Class shares is less than that allocated to its Investor Class shares by the percentage of average daily net assets that the Investor Class shares pay as 12b-1 fees during the same period (the “Class Expense Limitation”).
Each of the Fund-level Expense Limitation and Class Expense Limitation (together, the “Expense Limitations”) can be terminated only with the agreement of the Fund’s board. The Adviser and the Distributor may subsequently recover from assets attributable to the applicable class of a Fund any waived fees and/or reimbursed expenses (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’s expense ratio is less than the applicable Expense Limitation or, if lower, the expense limitation in effect when the waiver/reimbursement occurred.
For the year ended December 31, 2018, the Adviser and Distributor collectively waived/reimbursed $107,993, $283,632 and $55,898 of the class-specific fees and expenses fees allocated to Institutional Class shares of the Value Line Capital Appreciation Fund, Value Line Larger Companies Focused Fund and Value Line Mid Cap Focused Fund, respectively.
Other Service Providers. State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for a fee paid by each Fund at the annual rate of  $66,900 for Value Line Premier Growth Fund and $76,900 for the other Funds. Each Fund’s advisory fee is offset in a given period by the amount of fees and related expenses paid to State Street for these services which the Adviser is responsible for providing (or arranging for provision) to the Fund.
State Street, whose address is 1 Iron Street, Boston, MA 02210, also acts as each Fund’s custodian and dividend-paying agent. As custodian, State Street is responsible for safeguarding each Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund’s investments. As dividend-paying agent, State Street transmits payments for dividends and distributions declared by each Fund. DST Asset Manager Solutions, Inc., whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to each Fund.
PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund’s independent registered public accounting firm.
Ownership and Control of the Adviser. The Adviser’s voting securities are held in equal percentages by five shareholders, each of which also serves as a trustee of the Adviser. Together, they manage the combined company consisting of the Adviser and the Distributor much like a board of directors. Day-to-day management of the Adviser and the Distributor is delegated to its senior executive, Mitchell E. Appel. The current trustees and holders of the Adviser’s voting profits interests are: Mr. Appel, Avi T. Aronovitz, John P. Ellis, Robert E. Rice and R. Alastair Short.
A non-voting profits interest and a non-voting revenues interest in the Adviser is retained by its predecessor, Value Line Inc. (“Value Line”). Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, declaring bankruptcy, making material changes in tax or accounting policies or making material borrowing, and entering into related party transactions. However, Value Line has no power to vote for the election, removal or replacement of trustees of the Adviser.
Value Line has (1) granted the Adviser, the Distributor and each Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to create a risk profile similar to that of so-called hedge funds and (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers.
Portfolio Managers
Fund	Portfolio Manager
Value Line Mid Cap Focused Fund	Stephen E. Grant has primary responsibility for the day-to-day management of the Fund’s portfolio.
Value Line Capital Appreciation Fund	Cindy Starke has primary responsibility for the day-to-day management of the Fund’s equity portfolio and allocation of the Fund’s assets; Liane Rosenberg has primary responsibility for the day-to-day management of the fixed income portion of the Fund’s portfolio.
Value Line Larger Companies Focused Fund	Cindy Starke has primary responsibility for the day-to-day management of the Fund’s portfolio.
Value Line Premier Growth Fund	Stephen E. Grant has primary responsibility for the day-to-day management of the Fund’s portfolio.
Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.
Other Accounts Managed. The table below shows the number of Value Line Funds for which each portfolio manager has primary or joint responsibility of day-to-day management and the combined total assets of those Value Line Funds at December 31, 2018. None of the portfolio managers currently manage any private accounts.
	Number of Funds	Total Assets
Stephen E. Grant	6	$1.6 billion
Liane Rosenberg	5	$1.1 billion
Cindy Starke	3	$656 million
Material Conflicts of Interest. The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities of one account and not another account. None of the accounts pay performance-related fees. Investments are allocated pro rata among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable. The Adviser currently does not have any private accounts.
Ownership of Securities. None of the Funds’ portfolio managers own shares of the Fund(s) they manage, except as noted below:
Name	Dollar Range of Equity Securities in Value Line Capital Appreciation Fund	Dollar Range of Equity Securities in Value Line Larger Companies Focused Fund
Cindy Starke	$10,001 – $50,000	$10,001 – $50,000

CAPITAL STOCK AND SHARE CLASSES
Each Fund is an open-end diversified management investment company incorporated in Maryland and governed by Articles of Association and By-Laws, as amended from time to time, that authorize the Fund’s Directors to issue and classify shares of common stock in one or more classes. Each share of each Fund’s common stock, $.001 par value, represents a proportionate interest in the assets belonging to the Fund and has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if a Fund were liquidated, would receive the net assets of the respective Fund. The Directors of each Fund have authorized two classes of shares: the Investor Class and the Institutional Class.
Each share class of a Fund represents an interest in the same assets of such Fund, has the same rights and is identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees and/or sales loads; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Board of Directors’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (iv) when the interests of one class of shares differ from the interests of any other class, the shareholders of each differing class will vote separately on the matter at issue. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given the amount of your purchase and the length of time you expect to hold the shares.
The primary differences between the Investor Class and the Institutional Class of each Fund are the ongoing fees, minimum purchase amounts and the distribution channels through which shares of the classes may be purchased. As described in “Service and Distribution Plan” below, a Rule 12b-1 fee is paid from Investor Class assets at the annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares as compensation to the Distributor for providing distribution, marketing and administrative services primarily intended to result in the sale of Investor Class shares for such Fund. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan.
The minimum initial investment in each Fund is $1,000 to purchase Investor Class shares and $100,000 in the aggregate to purchase Institutional Class shares subject to the exceptions noted below. In the case of the last exception, your brokerage platform may charge additional fees or commissions other than those disclosed in this SAI, such as a transaction fee or other fee for its services. The minimum investment to purchase Institutional Class shares in a Fund does not apply to:
•
Investors in fee-based investment advisory programs sponsored by a broker-dealer or other financial institution, that have entered into a special arrangement with the Fund and/or the Distributor specifically for such purchases, provided that the program invests in the Fund through an omnibus account.

•
Employer-sponsored retirement or benefit plans that invest in the Fund through an omnibus account, directly or through an intermediary, provided that, in the case of investment through an intermediary, the intermediary has entered into a special arrangement with the Fund and/or the Distributor specifically for that purpose.

•
Retirement and non-retirement accounts on brokerage platforms which charge their own customized commissions for services provided in connection with the sale of Institutional Class shares, provided the broker-dealer has entered into a special arrangement with the Fund and/or the Distributor specifically for that purpose.
You can exchange all or part of your shares of a particular class of a Fund for shares of the same class of another Value Line mutual fund or other funds offered through the Distributor, provided that such fund offers the same class of shares and your investment in such fund satisfies any applicable minimum investment or other criteria for purchasing shares of such class of the fund. Consult with your intermediary or Shareholder Services at 800-243-2729 to determine if your shares of a Fund are eligible for exchange into shares of another fund of the same class or a different class with a lower minimum initial investment or other criteria that you satisfy. If the other fund does not offer multiple classes, you may still obtain shares of such fund in exchange for your Fund shares, provided you satisfy any applicable criteria for purchasing shares of such fund. There may be limitations on exchanging Fund shares for shares of another fund or a different class of shares, or moving shares held in certain types of accounts to a different type of account or a new account maintained by a financial intermediary.
You may be eligible to convert your Investor Class shares of a Fund into Institutional Class shares of that Fund if your investment in the Fund appreciates in value, or increases through additional purchases or exchanges, to exceed any applicable minimum investment for purchasing Institutional Class shares of such Fund. Consult with your intermediary or Shareholder Services at 800-243-2729 to determine if your Investor Class shares are eligible for conversion into Institutional Class shares of a Fund. If you hold Institutional Class shares of a Fund, and exchanges or redemptions from the Fund cause the balance of your investment to fall below any applicable minimum investment for purchasing Institutional Class shares, the Fund may ask you to increase your balance within 30 days. If your account is not brought up to the minimum, the Fund may convert your Institutional Class shares into Investor Class shares or redeem all of your shares and close your account.
SERVICE AND DISTRIBUTION PLAN AND SUB-TRANSFER AGENCY FEES
Service and Distribution Plan
Each Fund has adopted, on behalf of the Investor Class, a Plan which is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders. Under each Plan, the Distributor is paid Rule 12b-1 fees from Investor Class assets of each Fund at the annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 fees and are not subject to the Plan.
The table below sets forth for each Fund’s fiscal year ended December 31, 2018 the net fees paid from Investor Class assets to the Distributor pursuant to the Plan, the amounts paid by the Distributor to other broker-dealers, and the amounts incurred by the Distributor in advertising and other marketing expenses. The fees payable to the Distributor under each Plan are payable without regard to actual expenses incurred.
	Net Fees Paid to the Distributor	Fees Paid by the Distributor to other Broker-Dealers	Advertising and Marketing Expenses Paid by the Distributor
Value Line Mid Cap Focused Fund	$391,574	$135,444	$158,434
Value Line Capital Appreciation Fund	$1,091,394	$943,372	$362,422
Value Line Larger Companies Focused Fund	$724,080	$210,062	$215,936
Value Line Premier Growth Fund	$864,402	$571,493	$228,652

The principal services and expenses for which such compensation may be used under each Plan are primarily intended to result in the sale of Investor Class shares and include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under each Plan is submitted to the Directors each quarter. Because of the Plan, long-term shareholders of Investor Class shares may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.
As noted above, each Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to a Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.
Each Plan is subject to annual approval by the respective Fund’s Directors, including the non-interested Directors. Each Plan is terminable at any time by vote of the respective Fund’s Directors or by vote of a majority of the Investor Class shares of the Fund. Pursuant to each Plan, a new Director who is not an “interested person” (as defined in the 1940 Act) must be nominated by existing Directors who are not “interested persons.”
Because amounts paid pursuant to each Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of each Plan.
Each Plan was adopted because of its anticipated benefits to the Fund’s Investor Class and its shareholders. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, and enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving investment objectives. Although each Plan is adopted and evaluated in light of its benefits to the Investor Class of a Fund, all share classes of that Fund (including the Institutional Class when offered) are likely to participate in certain of these benefits. The costs of any joint distribution activities between a Fund and other Value Line Funds will be allocated among the Funds and, as applicable, the classes of the Funds based on their relative net asset value or another reasonable method of allocation.
Sub-Transfer Agency Services and Fees
Each Fund has adopted, on behalf of each class, a Sub-Transfer Agency and Servicing Plan, pursuant to which financial intermediaries are compensated out of assets attributable to such class for providing sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Fund. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that a Fund would otherwise pay to State Street if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services with respect to shares of the applicable class in the omnibus account maintained with the financial intermediary exceed (x) $0 in the case of Institutional Class shares, or (y) the amount paid under the Fund’s Plan in the case of Investor Class shares. In addition, the amount of sub-transfer agency fees payable by a given class of shares of a Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets attributable to such class of shares. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. The Sub-Transfer Agency and Servicing Plan is subject to annual approval by each Board and is terminable at any time by the Board. In addition to payments by Institutional Class and Investor Class shares under a Fund’s Sub-Transfer Agency and Servicing Plan and payments by Investor Class shares under a Fund’s Plan, the Distributor or its affiliates may make additional payments to the financial intermediary out of their own assets as described immediately below.
Additional Financial Intermediary Compensation
If you purchase shares of a Fund through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Funds) from the Fund, the Distributor, the Adviser and/or their affiliates (collectively, the “Service Providers”). The amount of such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary and in certain instances are subject to minimum payment levels. Compensation from the Service Providers may vary among intermediaries. The types of payments an intermediary may receive include:
•
Payments under the Plan which are asset-based charges paid from the assets of the Fund attributable to Investor Class shares;

•
Payments for sub-transfer agency and related services to omnibus account investors, which are paid from the assets of the Fund attributable to Investor Class shares and Institutional Class shares; and

•
Payments by the Service Providers out of its own assets. These payments are in addition to payments made from assets of the Fund, such as payments under the Plan and payments for sub-transfer agency and related services. These payments may take the form of, among other things: “due diligence” payments for an intermediary’s examination of the Fund and payments for providing extra employee training, education and information relating to the Fund; “listing” fees for the placement of the Fund on an intermediary’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; maintenance fees; and set-up fees regarding the establishment of new accounts. You should consult with your intermediary and review carefully any disclosure by the intermediary as to compensation received by it for more information about the payments described above. Although a portion of the Service Providers’ revenue comes directly or indirectly in part from fees paid by the Fund and other funds, these payments do not increase the price paid by investors for the purchase of shares of the Fund or other funds. The Service Providers generally agree amongst themselves what payment to make to intermediaries and which Service Provider will bear or make such payments. Payments of this type are sometimes referred to as revenue-sharing payments.

In addition, the Service Providers may contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Service Providers may also: (i) pay for the travel expenses, meals, lodging and entertainment of intermediaries and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to intermediaries and their salespersons.
Payments to an intermediary may be significant to the intermediary, and amounts that intermediaries pay to your financial advisor or investment professional may also be significant for your financial advisor or investment professional. Because an intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, revenue sharing payments create conflicts of interest between the intermediary and its clients and these financial incentives may cause the intermediary to recommend the Fund and other funds over other investments. The same conflict of interest exists with respect to your financial advisor or investment professional if he or she receives similar payments from his or her intermediary firm.
The maximum amount of compensation that may be paid to any intermediary under each Plan is 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. The maximum amount of compensation for sub-transfer agency and related services that may be paid out of the assets attributable to either class of a Fund to any intermediary is the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that a Fund would otherwise pay to State Street if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services with respect to shares of the applicable class in the omnibus account exceed (a) $0 in the case of Institutional Class shares, or (b) the amount paid under the Fund’s Plan in the case of Investor Class shares. In addition, the amount of sub-transfer agency fees payable by a given class of shares of a Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets attributable to such class of shares. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of the respective Fund’s average daily net assets attributable to Investor Class shares and expected to be 0.10% of the average daily net assets attributable to Institutional Class shares. However, to the extent the Distributor waives any fees it would have otherwise received under a Plan, the Distributor (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.
As of December 31, 2018, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed payments by the applicable class of each Fund under the Sub-Transfer Agency and Servicing Plan and, in the case of the Investor Class, the Plan.
Ameritrade
Charles Schwab
Hand Securities, Inc.
MSCS Financial Services
National Financial Services
Pershing
U.S. Bank
Vanguard
PNC Bank
UBS Financial
Financial intermediaries may have been added or removed from the list above since December 31, 2018.

Intermediaries may charge their clients additional fees for account-related services. For example, intermediaries may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of any such fee is determined by, and should be disclosed to its customers by, each individual intermediary. Service fees typically are fixed, nominal dollar amounts and are in addition to the charges described in the Prospectuses and this SAI. Your intermediary should provide you with specific information about any service fees you will be charged.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for a Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility.
Commission rates and spreads, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account as principals and not as brokers, without stated commissions, though the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.
Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Research services provided to the Adviser by broker-dealers are available for the benefit of all Funds and accounts managed by the Adviser, and the allocation of such benefits relative to commissions paid by a Fund or account will be in such amounts and in such proportion as the Adviser may determine. The information and services that may be furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. When services and information are furnished to the Adviser at no cost, certain of these services might relieve the Funds or the Adviser of expenses which they would otherwise have to pay. The advisory fee paid by the Funds to the Adviser will not be reduced as a result of the Adviser’s receipt of information and research services. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Funds or other Value Line Funds, but this fact, or the volume of such sales, is not a consideration in their selection.

The table below sets forth the brokerage commissions paid by each Fund during the fiscal years ended December 31, 2016, 2017 and 2018. During the fiscal year ended December 31, 2018, all of the Funds’ brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions.
	Brokerage Commissions Paid During the Fiscal Years Ended December 31:
	2016	2017	2018
Value Line Mid Cap Focused Fund	$4,816	$1,844	$3,917
Value Line Capital Appreciation Fund	$38,274	$88,087	$45,720
Value Line Larger Companies Focused Fund	$24,045	$26,331	$27,958
Value Line Premier Growth Fund	$9,457	$4,949	$6,608
Portfolio Turnover. Each Fund’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Funds’ Prospectus.
PURCHASE, REDEMPTION AND PRICING OF SHARES
Purchases. Shares of a Fund are purchased at the net asset value next calculated after receipt of a purchase order. The minimum amount of an initial investment in a Fund varies depending on the class of shares you buy and the type of account, as described above in “CAPITAL STOCK AND SHARE CLASSES.” The minimum amount of any additional investment is $100, provided that no minimum applies to the automatic reinvestment of dividends and distributions received from the Fund. Each Fund reserves the right to reduce or waive the minimum purchase requirements.
Automatic Purchases. Each Fund offers a free service to its Investor Class shareholders, Valu-Matic®, through which monthly investments of  $25 or more may be made automatically into the shareholder’s Fund account. The required form to enroll in this program is available upon request from the Distributor.
Retirement Plans. Shares of a Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the Fund’s investment objective be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.
Redemptions. Redemptions are taxable transactions for shareholders that are subject to tax. The value of shares of a Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of a Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes to the extent that shares of the same Fund are purchased within (before or after) 30 days of the sale.
It is possible that conditions may exist in the future which would, in the opinion of a Fund’s Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Funds have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the respective Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

Calculation of Net Asset Value. The net asset value per share of each class of each Fund is determined once daily, for purposes of both purchases and redemptions, as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange is open for business. The net asset value per share is determined, on a per class basis, by dividing the total value of all the securities and other assets of the Fund, less any liabilities, by the total number of outstanding shares. Securities for which market prices or quotations are readily available are priced at their market value, which in the case of securities traded on an exchange or the NASDAQ Stock Market is typically the last quoted sale or the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities, market value is typically deemed to be the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available, or are determined not to reflect accurately fair value, are valued at fair value as determined by the Adviser pursuant to policies and procedures adopted by each Fund’s Board of Directors. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by a pricing service or by prices furnished by recognized dealers in such securities. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, unless an instrument’s amortized cost is not approximately the same as its fair value, in which case the instrument is priced at fair value.
TAXES
(See “Dividends, Distributions and Taxes” in the Funds’ Prospectus)
Each Fund has elected to be treated, has qualified and intends to continue to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, and assuming each Fund meets the distribution requirements stated below, each Fund will not be subject to federal income tax on net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of  (i) 90% of its investment company taxable income without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year a Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above but was eligible for statutory relief, the Fund might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If a Fund were not eligible for such relief or did not choose to avail itself of such relief, the Fund generally would be treated as a corporation subject to U.S. federal income tax and when the Fund’s income was thereafter distributed, it would be subject to a further tax at the shareholder level.
The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. Each Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.
For U.S. federal income tax purposes, a Fund is permitted to carry forward its net capital losses attributable to any taxable year of the Fund commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Fund in such years (if any). If a Fund so elects, all or a portion of certain losses realized by the Fund in the portion of its taxable year after October 31 will be treated as arising on the first day of its following taxable year.
At December 31, 2018, none of the Funds has an unused capital loss carryforward.
Unless a shareholder elects otherwise, distributions from a Fund will be invested in additional common shares of the Fund. All Fund distributions other than exempt-interest dividends will be subject to U.S. federal income tax, and applicable state and local income taxes, whether they are paid in cash or reinvested in additional shares.
In general, assuming that a Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or if certain conditions are met, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate. Dividend income distributed to individual shareholders will qualify for such reduced maximum U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code from a Fund’s investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, and are reported by the Fund as attributable to such qualified dividend income, provided that certain holding period and other requirements are met by both the Fund and the shareholders.
A dividend that is attributable to qualified dividend income of a Fund that is paid by such Fund to an individual shareholder will not be eligible to be treated as qualified dividend income if  (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends received by a Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and reported by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction.
Distributions from net capital gain that a Fund reports as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the reduced maximum federal income tax rate on long-term capital gains.
A 3.8% Medicare tax is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally includes distributions from each Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. For U.S. individuals, this threshold generally is exceeded if an individual filer has modified adjusted gross income in excess of  $200,000, if a married joint filer has modified adjusted gross income in excess of  $250,000, or if a married separate filer has modified adjusted gross income in excess of $125,000.
Because the ultimate tax characterization of a Fund’s distributions cannot be determined until after the end of a tax year, there is a possibility that a Fund may make distributions to shareholders that exceed the Fund’s current earnings and profits for a tax year. Any such distributions will not be treated as taxable dividends, but instead will be treated as a return of capital to the extent of  (and in reduction of) the shareholder’s basis in its shares. To the extent that any such distributions are in excess of that basis, the excess amounts will be treated as gain from the sale of the shares, as discussed below.
Dividends declared by a Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year even when such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.
If Value Line Capital Appreciation Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of portfolio securities that it would otherwise have retained, or may have to borrow, in order to satisfy distribution requirements.

Options written or purchased by a Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by a Fund as long-term or short-term. Additionally, a Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, short sales, and straddles may affect the amount, timing and character of each Fund’s income and gains or losses and hence of its distributions to shareholders.
Value Line Capital Appreciation Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
To the extent that any Fund invests in stock of foreign issuers, such Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Each Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
If any Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.
A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of a Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder’s adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. In addition, capital gains recognized from redemptions and exchanges of Fund shares generally will be included in the calculation of  “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts as discussed above.
Any loss realized by shareholders upon the sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed to the extent that shares of the Fund are purchased (including through the reinvestment of dividends) within 30 days before or after the shares are sold, exchanged or redeemed.
In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Funds, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Also, if the shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.
If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. A shareholder should contact the applicable Fund to make, revoke or change such an election. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the cost basis for such shareholder.
Please note that shareholders will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult their tax advisors regarding the application of the cost basis reporting rules to them and, in particular, which cost basis calculation method a shareholder should elect. In addition, because each Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on a federal income tax return.
Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of  $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if  (1) the acquisition of Fund shares was debt financed or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund).
Shareholders who fail to provide certain required certifications to a Fund will be subject to backup withholding at the rate of 24% on all dividends (including exempt-interest dividends), distributions, and redemption proceeds paid by the Fund. Backup withholding is not a separate tax, and it may be recovered by filing a timely U.S. federal income tax return and claiming it as a credit.
U.S. persons who own (either directly or indirectly) more than 50% of the vote or value of a mutual fund, such as the Funds, could be required to report each year their “financial interest” in such fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult their tax advisors regarding the applicability of this reporting requirement to their individual circumstances.
The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on certain dividends from a Fund. The withholding tax does not apply to capital gain dividends or to dividends derived from a Fund’s net interest income or short-term capital gains and so reported by the Fund.
Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), each Fund will be required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person that timely provides a valid IRS Form W-9 or a non-U.S. individual that timely provides a valid IRS Form W-8BEN. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

FINANCIAL STATEMENTS
Each Fund’s financial statements for the year ended December 31, 2018, including the financial highlights for each of the five fiscal years in the period ended December 31, 2018, appearing in the 2018 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

DESCRIPTION OF RATINGS
Description of Standard & Poor’s Ratings Services
AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
D
An obligation rated ‘D’ is in payment default.
Description of Moody’s Investors Service, Inc. Ratings
Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

PART C: OTHER INFORMATION
Item 28.   Exhibits.
(a)	(1) Articles of Incorporation, dated January 6, 1972 and amended on June 3, 1976, April 19, 1984 and June 1, 2006.(1)
(2) Articles of Amendment, dated March 23, 2015.(7)
(3) Articles Supplementary.(8)
(b)	By-laws(1) and Amendment to the By-laws.(5)
(c)	Instruments Defining Rights of Security Holders. Reference is made to Article Fifth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 45, filed February 24, 1999.
(d)	(1) Investment Advisory Agreement.(4)
(2) Master Amendment to Investment Advisory Agreement.(10)
(e)	Underwriting Contract.(4)
(f)	Not applicable.
(g)	Custodian Agreement, as amended.(1)
(h)	(1) Administration Agreement with State Street Bank and Trust Company.(3)
(2) Fee Waiver Agreement.(9)
(3) Amended Sub-Transfer Agency and Servicing Plan.(8)
(4) Expense Limitation Agreement — Institutional Class.(9)
(5) Expense Limitation Agreement.(9)
(6) Master Administration Agreement.(10)
(7) Amendment to Expense Limitation Agreement, dated December 12, 2018.(†)
(8) Amendment to Expense Limitation Agreement, dated February 25, 2019.(†)
(9) Amendment to Expense Limitation Agreement, effective May 1, 2019(†)
(i)	(1) Legal Opinion.(†)
(2) Legal Opinion as to Institutional Class shares.(8)
(j)	Consent of Independent Registered Public Accounting Firm.(†)
(k)	Not applicable.
(l)	Not applicable.
(m)	Service and Distribution Plan.(2)
(n)	Amended and Restated 18f-3 Plan.(†)
(p)	Code of Ethics.(5)
(r)	(1) Powers of Attorney.(4)
(2) Powers of Attorney for Messrs. Hillman and Kuritzkes.(7)

(1)
Filed as an exhibit to Post-Effective Amendment No. 45, filed February 24, 1999, and incorporated herein by reference.

(2)
Filed as an exhibit to Post-Effective Amendment No. 47, filed April 27, 2001, and incorporated herein by reference.

(3)
Filed as an exhibit to Post-Effective Amendment No. 55, filed April 27, 2007, and incorporated herein by reference.

(4)
Filed as an exhibit to Post-Effective Amendment No. 60, filed February 28, 2011, and incorporated herein by reference.

(5)
Filed as an exhibit to Post-Effective Amendment No. 62, filed April 27, 2012, and incorporated herein by reference.

(6)
Filed as an exhibit to Post-Effective Amendment No. 64, filed April 30, 2013, and incorporated herein by reference.

(7)
Filed as an exhibit to Post-Effective Amendment No. 68, filed April 29, 2015, and incorporated herein by reference.

(8)
Filed as an exhibit to Post-Effective Amendment No. 70, filed August 21, 2015, and incorporated herein by reference.

(9)
Filed as an exhibit to Post-Effective Amendment No. 79, filed August 10, 2017, and incorporated herein by reference.

(10)
Filed as an exhibit to Post-Effective Amendment No. 82, filed November 29, 2017, and incorporated herein by reference.

(†)
Filed herewith.

Item 29.   Persons Controlled by or Under Common Control With Registrant.
None
Item 30.   Indemnification.
Incorporated by reference to Article Seventh (7)(c) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 45.
Item 31.   Business or Other Connections of Investment Adviser.
EULAV Asset Management, Registrant’s investment adviser, acts as investment adviser to the registered investment companies in the Value Line Family of Funds listed in Item 32.
Name	Position With the Adviser	Other Employment
Mitchell Appel	President; Treasurer; Trustee	Chief Financial Officer and President of the Distributor; President and Director of each of the Value Line Funds.
Robert Scagnelli	Vice President	Vice President of the Distributor; Assistant Treasurer and Assistant Secretary of each of the Value Line Funds.
Anthony Frazia	Chief Compliance Officer
Compliance Officer, Northern Lights ComplianceServices, LLC, 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 since November 2018; Senior Managing Consultant specializing in Regulatory/Operational Compliance for Mutual Funds, RIAs, BDs, Hedge Funds and Private Equity clients at GFO Solutions, Inc. 2016 – 2018.

Emily Washington	Secretary	Chief Financial Officer, Secretary and Treasurer of each of the Value Line Funds.
Avi T. Aronovitz	Trustee
Chief Financial Officer, Socure, Inc., 110 Fifth Avenue, New York, NY 10011, since May 2017; Advisor and Chief Financial Officer, Frankly, Inc., 333 Bryant Street, San Francisco, CA 94107, April 2016 – July 2016.

John P. Ellis	Trustee	Senior Vice President, Fox Business Network, 1211 Avenue of the Americas, New York, NY 10036.
Robert E. Rice	Trustee	Managing Director, Tangent Capital, 135 East 57th Street, New York, NY 10022.
R. Alastair Short	Trustee
Director, Vice Chairman and Chairman of the Audit Committee, Van Eck Funds, 335 Madison Avenue, NY, NY 10017; Director and Chairman of the Audit Committee, Market Vectors ETFs, 335 Madison Avenue, NY, NY 10017; Director Tremont Offshore Funds until July 2017; Director, North Vu Inc., Toronto, Canada.

The business address of the Distributor and the Value Line Funds is 7 Times Square, 21st Floor, New York, NY 10036-6524.

Item 32.   Principal Underwriters.
(a)
EULAV Securities LLC acts as principal underwriter for the following Value Line funds: Value Line Mid Cap Focused Fund, Inc.; Value Line Capital Appreciation Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Focused Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Core Bond Fund; Value Line Strategic Asset Management Trust, a series of the Value Line Funds Variable Trust; Value Line VIP Equity Advantage Fund, a series of the Value Line Funds Variable Trust; Value Line Small Cap Opportunities Fund, Inc.; and Value Line Asset Allocation Fund, Inc.

(b)
(1) Name and Principal Business Address	(2) Position and Offices with EULAV Securities LLC	(3) Position and Offices with Registrant
Mitchell Appel	President	President and Director
Raymond Stock	Vice President	None
Robert Scagnelli	Vice President	Assistant Treasurer and Assistant Secretary
Howard Spindel	Chief Compliance Officer	None
The business address of each of the officers and directors is 7 Times Square, 21st Floor, New York, NY 10036-6524.
(c)
Not applicable.

Item 33.   Location of Accounts and Records.
EULAV Asset Management
7 Times Square, 21st Floor,
New York, NY 10036-6524
For records pursuant to:
Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
Rule 31a-1(f)
DST Asset Manager Solutions, Inc.
P.O. Box 219729
Kansas City, MO 64121-9729
For records pursuant to Rule 31a-1(b)(2)(iv)
State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210
For all other records
Item 34.   Management Services.
None.
Item 35.   Undertakings.
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of April, 2019.
VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.
By:	/s/ Mitchell E. Appel Mitchell E. Appel, President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.
Signatures	Title	Date
*Joyce E. Heinzerling (Joyce E. Heinzerling)	Director	April 26, 2019
**James E. Hillman (James E. Hillman)	Director	April 26, 2019
**Michael Kuritzkes (Michael Kuritzkes)	Director	April 26, 2019
*Paul Craig Roberts (Paul Craig Roberts)	Director	April 26, 2019
*Nancy-Beth Sheerr (Nancy-Beth Sheerr)	Director	April 26, 2019
/s/ Mitchell E. Appel (Mitchell E. Appel)	Director, President and Chief Executive Officer (Principal Executive Officer)	April 26, 2019
/s/ Emily D. Washington (Emily D. Washington)	Treasurer; Principal Financial and Accounting Officer; Secretary	April 26, 2019
*By:	/s/ Mitchell E. Appel (Mitchell E. Appel, Attorney-In-Fact)

*
Pursuant to Power of Attorney filed as an exhibit to Post-Effective Amendment No. 60, and incorporated by reference.

**
Pursuant to Power of Attorney filed as an exhibit to Post-Effective Amendment No. 68, and incorporated herein by reference.

EXHIBIT INDEX
Exhibit Number	Document Title
(h)(7)	Amendment to Expense Limitation Agreement, dated December 12, 2018
(h)(8)	Amendment to Expense Limitation Agreement, dated February 25, 2019
(h)(9)	Amendment to Expense Limitation Agreement, effective May 1, 2019
(i)(1)	Legal Opinion
(j)	Consent of Independent Registered Public Accounting Firm
(n)	Amended and Restated 18f-3 Plan